                                 SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement         [_]  Confidential. For Use of the
                                              Commission Only (as permitted by
                                              Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Under Rule 14a-12

                               NMT Medical, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

                               NMT MEDICAL, INC.
                              27 Wormwood Street
                       Boston, Massachusetts 02210-1625

                 Notice of 2001 Annual Meeting of Stockholders
                     To Be Held on Thursday, June 7, 2001

  The 2001 Annual Meeting of Stockholders of NMT Medical, Inc. (the "Company") will be held at the World Trade Center, 164 Northern Avenue, Boston, Massachusetts 02210, on Thursday, June 7, 2001 at 1:30 p.m., local time, to consider and act upon the following matters:

  1. To elect seven members of the Board of Directors, each to serve for a term expiring at the next Annual Meeting of Stockholders;

  2. To approve an amendment to the 1996 Stock Option Plan for Non-Employee Directors to (i) increase the number of shares of the Company's common stock authorized for issuance thereunder from 150,000 shares to 225,000 shares, (ii) increase the number of shares underlying each option granted thereunder to newly elected directors from 10,000 to 15,000 shares and (iii) increase the number of shares underlying each option granted thereunder following an annual meeting of stockholders from 2,500 to 5,000 shares;

  3.  To approve the Company's 2001 Employee Stock Purchase Plan;

  4.  To approve the Company's 2001 Stock Incentive Plan;

  5. To ratify the appointment of Arthur Andersen LLP as the Company's independent public accountants for the current year; and

  6. To transact such other business as may properly come before the meeting or any adjournment thereof.

  Stockholders of record at the close of business on April 23, 2001 are entitled to notice of and to vote at the meeting or any adjournment thereof.

                                          By Order of the Board of Directors,

                                          Richard E. Davis, Secretary

Boston, Massachusetts
May 9, 2001

  WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES AT THE MEETING. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES.

                               NMT MEDICAL, INC.
                              27 Wormwood Street
                       Boston, Massachusetts 02210-1625

                            Proxy Statement for the
                      2001 Annual Meeting of Stockholders
                          To Be Held on June 7, 2001

  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board of Directors") of NMT Medical, Inc. (the "Company") for use at the 2001 Annual Meeting of Stockholders to be held at the World Trade Center, 164 Northern Avenue, Boston, Massachusetts 02210, on Thursday, June 7, 2001 at 1:30 p.m., local time, and at any adjournment of that meeting (the "Annual Meeting"). All proxies will be voted in accordance with the stockholders' instructions, and if no choice is specified, the proxies will be voted in favor of the matters set forth in the accompanying Notice of Meeting. Any proxy may be revoked by a stockholder at any time before its exercise by delivery of written revocation or a subsequently dated proxy to the Secretary of the Company or by voting in person at the Annual Meeting.

  At the close of business on April 23, 2001, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were outstanding and entitled to vote an aggregate of 10,975,869 shares of common stock of the Company, par value $.001 per share (the "Common Stock"), constituting all of the outstanding voting stock of the Company. Each share of Common Stock entitles the record holder to one vote on each of the matters to be voted upon at the Annual Meeting.

  The Company's Annual Report for the year ended December 31, 2000 is being mailed to stockholders with the mailing of this Notice and Proxy Statement on or about May 9, 2001.

  A copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2000, as amended, as filed with the Securities and Exchange Commission, except for exhibits, will be furnished without charge to any stockholder upon written request to the Secretary, NMT Medical, Inc., 27 Wormwood Street, Boston, Massachusetts 02210-1625. Exhibits will be provided upon written request and payment of an appropriate processing fee.

Votes Required

  The holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting shall constitute a quorum for the transaction of business at the Annual Meeting. Shares of Common Stock present at the Annual Meeting or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present at the Annual Meeting.

  The affirmative vote of the holders of a plurality of the shares of Common Stock voting on the matter is required for the election of directors.

  The affirmative vote of the holders of a majority of the shares of Common Stock voting on the matter is required to: (i) approve the proposed amendments to the Company's 1996 Stock Option Plan for Non-Employee Directors; (ii) approve the Company's 2001 Employee Stock Purchase Plan; (iii) approve the Company's 2001 Stock Incentive Plan; and (iv) ratify the appointment of Arthur Andersen LLP as the Company's independent public accountants for the current year.

  Shares which abstain from voting as to a particular matter and shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be voted in favor of such matter and will not be counted as shares voting or votes cast on such matter. Accordingly, abstentions and "broker non-votes" will have no effect with respect to the voting on the election of directors, which requires the affirmative vote of a plurality of the votes cast or shares voting on the matter. In addition, abstentions and "broker non-votes" will have no effect with respect to the voting on the remaining matters to be voted on at the Annual Meeting, each of which requires the affirmative vote of a majority of the votes cast or shares voting on the matter.

Stock Ownership of Certain Beneficial Owners and Management

  The following table sets forth certain information as of February 28, 2001 with respect to the beneficial ownership of the Common Stock by (i) each person known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) each director and nominee for director of the Company, (iii) each executive officer of the Company named in the Summary Compensation Table set forth under the caption "Executive Compensation" below and (iv) all directors and executive officers of the Company as of February 28, 2001 as a group:

                                                                     Percentage
                                                         Number of       of
                                                           Shares    Outstanding
                                                        Beneficially   Common
Name and Address of Beneficial Owner(1)                   Owned(2)    Stock(3)
---------------------------------------                 ------------ -----------
Entities affiliated with Whitney & Co.(4)..............  2,504,010      22.86%
 177 Broad Street
 Stamford, CT 06901

C. Leonard Gordon(5)...................................    806,432       7.22%
 c/o Molecular Discoveries, LLC
 360 Lexington Avenue
 New York, NY 10017

State of Wisconsin Investment Board(6).................    677,500       6.19%
 P.O. Box 7842
 Madison, WI 53707

Dimensional Fund Advisors Inc.(7)......................    651,400       5.95%
 1299 Ocean Avenue, 11th Floor
 Santa Monica, CA 90401

Fletcher Spaght, Inc.(8)...............................    587,352       5.32%
 222 Berkeley Street
 Boston, MA 02116-3761

Thomas M. Tully(9).....................................    477,062       4.17%
 c/o NeoThermia Corporation
 One Apple Hill, Suite 316
 Natick, MA 01760

Morris Simon, M.D.(10).................................    184,823       1.68%
 8 Otis Place
 Boston, MA 02108

                                                                   Percentage
                                                       Number of       of
                                                         Shares    Outstanding
                                                      Beneficially   Common
Name and Address of Beneficial Owner(1)                 Owned(2)    Stock(3)
---------------------------------------               ------------ -----------
Robert G. Brown(11)..................................    144,334       1.32%
 217 Echo Drive
 Jupiter, FL 33458

David A. Chazanovitz(12).............................    138,356       1.25%
 c/o Cambridge Heart, Inc.
 One Oak Park Drive
 Bedford, MA 01730

Randall W. Davis(13).................................     98,297          *

John E. Ahern(14)....................................     23,396          *

R. John Fletcher(15).................................     20,000          *
 c/o Fletcher Spaght, Inc.
 222 Berkeley Street
 Boston, MA 02116-3761

Richard E. Davis(16).................................      3,542          *

James E. Lock, M.D.(17)..............................      2,222          *
 c/o Children's Hospital
 300 Longwood Avenue
 Boston, MA 02115....................................

William J. Knight(18)................................      1,399          *
 c/o Zycos, Inc.
 44 Hartwell Avenue
 Lexington, MA 02421

Cheryl L. Clarkson(19)...............................        556          *
 c/o Skinhealth, Inc.
 233 Needham St., Suite 300
 Newton, MA 02464

Francis J. Martin(20)................................        556          *
 c/o Florence Medical Ltd.
 869 Worcester St.
 Wellesley, MA 02482

All current directors and executive officers of the
 Company as a group (10 persons)(21).................  1,871,510      16.33%

--------
* Less than 1%
(1) Except as otherwise indicated, the address of each beneficial owner is c/o NMT Medical, Inc., 27 Wormwood Street, Boston, MA 02210-1625.
(2) The number of shares of Common Stock beneficially owned by each holder named above is determined under the rules of the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the holder has sole or shared voting power or investment power and any shares which the holder has the right to acquire within 60 days after February 28, 2001 through the exercise of any stock option or other right. Unless otherwise indicated, each holder has sole investment and voting power (or shares such power with an affiliate) with respect to the shares set forth in the table. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.
 (3) The number of shares deemed outstanding for the purpose of calculating these percentages consists of the 10,954,463 shares of Common Stock outstanding on February 28, 2001 plus any shares of Common Stock issuable to the holder in question within 60 days after February 28, 2001 upon exercise of stock options or any other rights.
 (4) The number of shares owned by Whitney & Co., a New York limited partnership ("Whitney"), and entities affiliated with Whitney, consists of 1,829,010 shares held of record by Whitney Equity Partners, L.P., a Delaware limited partnership ("Equity Partners"), 561,207 shares held of record by Whitney Subordinated Debt Fund, L.P., a Delaware limited partnership ("Debt Fund"), and 113,793 shares held of record by Whitney. Each of Whitney, Equity Partners and Debt Fund disclaims beneficial ownership of the shares held by the other two partnerships.
 (5) Mr. Gordon's shares are all owned jointly with his wife, except for 25,500 shares held in his wife's name. Also includes 220,525 shares of Common Stock issuable to Mr. Gordon within 60 days after February 28, 2001 upon exercise of stock options.
 (6) This information is derived from information provided as of March 16, 2001 by State of Wisconsin Investment Board.
 (7) This information is derived from information provided as of March 31, 2001 by Dimensional Fund Advisors Inc. ("Dimensional"). Dimensional, an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other investment vehicles, including commingled group trusts (these investment companies and investment vehicles are the "Portfolios"). In its role as investment advisor and investment manager, Dimensional possesses both voting and investment power over 651,400 shares of Common Stock as of December 31, 2000. The Portfolios own all securities reported in this statement, and Dimensional disclaims beneficial ownership of such securities.
 (8) Consists of an aggregate of 504,023 shares and warrants to purchase 83,329 shares of Common Stock at an exercise price of $2.15 per share held by Fletcher Spaght, Inc., of which Mr. Fletcher is the founder, Chief Executive Officer and a principal stockholder.
 (9) Includes 472,815 shares of Common Stock issuable to Mr. Tully within 60 days after February 28, 2001 upon exercise of stock options. Mr. Tully resigned as President and Chief Executive Officer and a director on April 8, 2000. Mr. Tully performed certain services for the Company as a part-time employee from April 8, 2000 through April 8, 2001.
(10) Includes 39,472 shares of Common Stock issuable to Dr. Simon within 60 days after February 28, 2001 upon exercise of stock options. Also includes 26,314 shares which Dr. Simon owns jointly with his wife and 52,630 shares held in his name. Dr. Simon disclaims beneficial ownership of 66,406 shares owned by his wife.
(11) Includes 11,944 shares of Common Stock issuable to Mr. Brown within 60 days after February 28, 2001 upon exercise of stock options.
(12) Includes 114,409 shares of Common Stock issuable to Mr. Chazanovitz within 60 days after February 28, 2001 upon exercise of stock options. Mr. Chazanovitz resigned as President, NMT Neurosciences Division of the Company in September 2000.

(13) Includes 98,297 shares of Common Stock issuable to Mr. Randall Davis within 60 days after February 28, 2001 upon exercise of stock options.
(14) Consists of 22,396 shares of Common Stock issuable to Mr. Ahern within 60 days after February 28, 2001 upon exercise of stock options and 1,000 shares of Common Stock held by Vanguard Fiduciary Trust FBO John E. Ahern.
(15) Consists of 20,000 shares of Common Stock issuable to Mr. Fletcher within 60 days after February 28, 2001 upon exercise of stock options. Excludes shares held by Fletcher Spaght, Inc.
(16) Consists of 3,542 shares of Common Stock issuable to Mr. Richard E. Davis within 60 days after February 28, 2001 upon exercise of stock options.
(17) Consists of 2,222 shares of Common Stock issuable to Dr. Lock within 60 days after February 28, 2001 upon exercise of Stock Options.
(18) Mr. Knight resigned as Vice President-Finance and Chief Financial Officer on August 15, 2000.
(19) Consists of 556 shares of Common Stock issuable to Ms. Clarkson within 60 days of February 28, 2001 upon exercise of stock options.
(20) Consists of 556 shares of Common Stock issuable to Mr. Martin within 60 days of February 28, 2001 upon exercise of stock options.
(21) Includes an aggregate of 502,839 shares of Common Stock issuable upon exercise of stock options and warrants within 60 days after February 28, 2001 that are held by all current directors and executive officers as of February 28, 2001 as a group.

                       PROPOSAL 1--ELECTION OF DIRECTORS

  The Company currently has an eight member Board of Directors. By vote of the Board of Directors, effective on the date of the Annual Meeting, the Company's Board of Directors will be reduced to seven members. The persons named in the enclosed proxy will vote to elect as directors the seven nominees listed below, each to serve for a one-year term, unless authority to vote for the election of any or all of the nominees is withheld by marking the proxy to that effect. All of the nominees have indicated their willingness to serve, if elected, but if any should be unable or unwilling to serve, proxies may be voted for a substitute nominee designated by the Board of Directors.

Nominees

  Set forth below for each director and nominee is the name and age, position(s) with the Company, principal occupation and business experience during the past five years, and, where applicable, the year of his or her first election as a director of the Company:

  John E. Ahern, age 56, has served as President, Chief Executive Officer and Chairman of the Company since September 2000. Most recently, Mr. Ahern was Vice President, Emerging Technology Investment Group at C.R. Bard, Inc. ("Bard"), where he was responsible for identifying, investing in and managing early-stage medical technologies and companies. In his 13 years with Bard, Mr. Ahern also held the senior marketing and strategic planning positions in three of the company's cardiovascular divisions. Mr. Ahern's 35 years of medical device industry experience also includes Vice President of Worldwide Sales and Marketing at IntraSonix, Area Manager for the Middle East and North Africa at Abbott Laboratories and various sales and marketing positions at Becton Dickinson & Co.

  Morris Simon, M.D., age 75, a co-founder of the Company, has served as a director and the Scientific Director of the Company since 1986. Dr. Simon currently provides consulting services to the Company. Since 1973, Dr. Simon has been a Chairman and Director of Clinical Radiology at Boston's Beth Israel Hospital, now Beth Israel Deaconess Medical Center. Since 1976, he has been a Professor of Radiology at Harvard Medical School and in 1997 became Professor Emeritus. The Company is an outgrowth of his pioneering research on the medical potential of the thermal shape-memory alloy, nitinol, initiated in his laboratory at Beth Israel Hospital.

  C. Leonard Gordon, age 70, was appointed Acting President and Chief Executive Officer of the Company from April 2000 until May 2000 when he was appointed Managing Director of the Company. A co-founder of the Company, Mr. Gordon served as the Company's Chief Executive Officer from August 1990 to January 1996, as the Company's President from 1992 to January 1996 and as Chairman of the Board of Directors from January 1996 until January 1998. Mr. Gordon has served as a director of the Company since its inception in 1986. Mr. Gordon has been engaged in venture capital enterprises for more than ten years, particularly in the field of new medical technologies and devices. He was co-founder and Chief Executive Officer of (i) OXiGENE, Inc. a publicly-traded company engaged in the design and development of drugs and (ii) Biofield Corp., a publicly-traded medical device company that has developed a breast cancer detection system. Mr. Gordon serves as Manager and Chief Executive Officer of Molecular Discoveries, LLC, a privately-held biotechnology company. Mr. Gordon's term as a director of the Company expires at the Annual Meeting and he is not a nominee of the Board of Directors for election at this meeting.

  R. John Fletcher, age 55, was elected a director of the Company in January 1996. In May 2000, he served in the Office of the Chief Executive Officer of the Company as part of the Company's interim management team until September 21, 2000 when John E. Ahern was hired as Chief Executive Officer. Mr. Fletcher is the founder and Chief Executive Officer of Fletcher Spaght, Inc., a management consulting company specializing in strategic development for health care and high technology businesses ("Fletcher Spaght"). Prior to founding Fletcher Spaght in 1983, he was a senior member of The Boston Consulting Group, a management consulting company. From April 1995 to February 1996, Mr. Fletcher was the Chairman of the Board of Directors of InnerVentions, Inc., a wholly-owned subsidiary of Fletcher Spaght ("InnerVentions"), which the Company acquired in February 1996. Mr. Fletcher is a director of AutoImmune, Inc., a publicly traded biotechnology company developing orally-administered pharmaceutical products.

  Robert G. Brown, age 57, was elected a director in September 2000. Mr. Brown served as President and Chief Operating Officer of the Company from 1987 to 1992 and as a director of the Company from 1992 to 1997. From 1971 to 1985, Mr. Brown held various sales and marketing positions with Medi-tech Inc. and the Medi-tech division of Boston Scientific Corp. and Boston Scientific International Corporation, including Vice President, Marketing and International Market Development for Medi-tech Inc. and Director, Market Development for Boston Scientific International Corporation. From 1969 to 1971 he was a sales representative for Baxter Laboratories. Mr. Brown holds a B.S. from the University of Vermont. Mr. Brown also served as an officer in the United States Marine Corps from 1966 to 1969.

  James E. Lock, M.D., age 51, was elected a director of the Company in August 2000. Dr. Lock is Chairman of the Department of Cardiology at Children's Hospital, and the Alexander S. Nadas Professor of Pediatrics at Harvard Medical School. Dr. Lock attended medical school at the Stanford University, and pursued his pediatric residency and cardiology fellowship at the University of Minnesota. Thereafter, he trained in cardiovascular physiology for two years at the University of Toronto, Hospital for Sick Children. In September 1999, a device invented by Dr. Lock became the first septal occlusion device to receive from the Food and Drug Administration approvals under the Humanitarian Device Exemption regulations for use inside the human heart in the United States. During his career, Dr. Lock has trained numerous academic physicians in cardiopulmonary physiology, experimental interventional cardiology, and clinical interventional cardiology. The earliest trainees are now becoming directors of pediatric cardiology divisions, cardiac catheterization laboratories, and intensive care units. He is the president of the Boston Children's Heart Foundation and is the president of the Aldo Castanda Foundation, and serves on the Board of Directors of the Children's Hospital Trust.

  Cheryl L. Clarkson, age 47, was elected a director of the Company in January 2001. Ms. Clarkson is the founder and Chief Executive Officer of SkinHealth, Inc., a physician-based dermatology company which operates SkinHealth Centers throughout Eastern New England. Ms. Clarkson has previously served as the Chief Executive Officer and the Chief Operating Officer of Peer Review Analysis, Inc., the President of ABIODENT, Inc., Danvers, Massachusetts, a dental device company, and the President of Beaver Steriseal, Inc., an ophthalmic surgical device company. Ms. Clarkson has also been the Vice President of Sales and Marketing for Rudolph Beaver, Inc., and spent ten years with American Hospital Supply Corporation in various management positions. She is a member of several boards of directors of privately-held companies in the health care and medical device industry and serves as an overseer for two large teaching hospitals.

  Francis J. Martin, age 63, was elected a director of the Company in February 2001. Mr. Martin is Chairman and Chief Executive Officer of Florence Medical LTD (Israel) and Chairman and President/Chief Executive Officer of Florence Medical, Inc., the global commercialization unit based in Boston, since 1999. Florence Medical, Inc. is involved in developing and marketing vascular blood flow software systems used to assist the interventional cardiologist in the diagnosis and treatment of vascular disease. Since 1995, he is Founder, Chairman and Chief Executive Officer of CorMedica Corporation--a private, independent developer and manufacturer of catheter-based navigation systems for use in percutaneous cardiovascular applications. He has an extensive background in the medical device industry having founded and managed Advanced Biomedical

Instruments from 1979 to 1986, and PLC Systems from 1987 to 1994. Prior to that Mr. Martin was with Becton Dickinson & Co. and Abbott Laboratories, where he had several domestic and international marketing and sales management positions. Mr. Martin is a board member of several privately-held medical device companies.

  In connection with the acquisition by the Company of the CardioSEAL(R) Septal Occluder technology in 1996 from InnerVentions, the Company agreed to use its best efforts to nominate a designee of Fletcher Spaght as a director of the Company, and certain of the Company's stockholders agreed to vote their shares of Common Stock in favor of such designee. Fletcher Spaght's designee,
R. John Fletcher, the founder and Chief Executive Officer of Fletcher Spaght, was first elected to the Board of Directors of the Company in January 1996 and has served on the Board of Directors of the Company since that time.

  In connection with the Company's 1996 preferred stock financing, in which Equity Partners purchased 1,829,010 shares (on a Common Stock equivalent basis) of the Company's capital stock, certain of the Company's stockholders agreed to vote their shares of Common Stock in favor of two Board designees of Equity Partners. Equity Partners' designees were Jeffrey R. Jay, M.D. and Jeffrey F. Thompson. Dr. Jay was elected to the Board of Directors of the Company in March 1996. Mr. Thompson was elected to the Board of Directors of the Company in June 1999. Dr. Jay and Mr. Thompson served on the Board of Directors of the Company until they resigned in November 2000. In March 2001, Equity Partners and the Company entered into a letter agreement pursuant to which Equity Partners terminated its right to designate persons for election to the Company's Board of Directors. Under this letter agreement, Equity Partners, together with the Debt Fund, have the right to designate one person to attend all meetings of the Board of Directors and to have certain other information and observation rights until such time as the payment by the Company of all principal and interest on its subordinated note payable to the Debt Fund. The current designee of Equity Partners and the Debt Fund is Mr. Thompson.

  There are no family relationships among any of the executive officers and director nominees of the Company.

Board and Committee Meetings

  The Board of Directors met 12 times during 2000. Each director attended at least 75% of the meetings of the Board of Directors and of the committees on which he then served.

  The Board of Directors has a standing Audit Committee, which is responsible for reviewing the scope and results of the annual audit, discussing the Company's internal accounting control policies and procedures and considering and recommending the selection of the Company's independent auditors. The Audit Committee did not meet during 2000 as its functions were discharged by the full Board of Directors. Throughout 2000 and until March 2001, the Audit Committee members were Messrs. Fletcher and Gordon. The current members of the Audit Committee are Messrs. Fletcher, Gordon and Martin, each of whom is currently a non-employee director.

  The Board of Directors has a standing Joint Compensation and Options Committee, which is responsible for reviewing the Company's overall compensation policies, setting the compensation of the Company's executive officers, and administering the Company's stock option plans. The current members of the Joint Compensation and Options Committee are Ms. Clarkson and Messrs. Brown and Martin. Throughout 2000, and until March, 2001, the Company had a separate Compensation Committee and Stock Option Committee. In 2000, Mr. Gordon and Dr. Jay served on the Compensation Committee, and Mr. Fletcher and Dr. Jay served on the Stock Option Committee. Mr. Tully, the Company's former President and Chief Executive Officer, also served on the Compensation Committee until his resignation from the Board of Directors on April 8, 2000. Neither the

Compensation Committee nor the Stock Option Committee held meetings during 2000, as each of the committee's functions were discharged by the full Board of Directors.

Compensation Committee Interlocks and Insider Participation

  The Company's Joint Compensation and Options Committee is comprised of three members, each a non-employee director. The current members are Ms. Clarkson (the Chair), and Messrs. Brown and Martin. Mr. Brown served as President and Chief Operating Officer of the Company from 1987 to 1992. During 2000, Mr. Gordon and Dr. Jay served on the Compensation Committee, and Mr. Fletcher and Dr. Jay served on the Stock Option Committee. Mr. Gordon served as Acting President and Chief Executive Officer from April 2000 until May 2000 when he was appointed Managing Director of the Company. Each of Mr. Fletcher and Dr. Jay served without compensation in the Office of the Chief Executive Officer from May 2000 through September 2000. Mr. Tully also served on the Compensation Committee, when it was separate from the Stock Option Committee, until his resignation from the Board of Directors on April 8, 2000. During 2000, each of Messrs. Fletcher and Gordon was a member of the board of directors of Image Technologies Corporation ("ITC") until November 30, 2000. In addition, Mr. Tully was a director of ITC and served as an executive officer of ITC while he was the President and Chief Executive Officer of the Company. See "Election of Directors--Director Compensation" and "Executive Compensation--Employment and Severance Agreements" relating to Messrs. Gordon and Tully and "Executive Compensation--Certain Transactions" relating to Mr. Fletcher and Dr. Jay.

Director Compensation

  As of March 2001, each non-employee director of the Company, not otherwise compensated by the Company, receives a fee of $1,000 for attendance at each Board meeting and $500 for attendance at each telephonic Board meeting. During 2000, the fee for attendance at each Board meeting was $2,000 for each meeting, and $500 for each telephonic meeting. All directors receive reimbursement of travel expenses incurred in connection with their attendance at Board and Committee meetings.

  In 1996, the Board of Directors adopted, and the stockholders approved, the 1996 Stock Option Plan for Non-Employee Directors (the "Directors Plan"), which provides for the issuance of a maximum of 150,000 shares of Common Stock. On the effective date of the Directors Plan, each non-employee director of the Company who did not otherwise receive compensation from the Company received an option to purchase 10,000 shares of Common Stock. In addition, the Directors Plan also provides for an initial option grant to purchase 10,000 shares of Common Stock to each new non-employee director upon his or her initial election to the Board of Directors. These options vest in equal monthly installments over a three-year period. In addition to this initial grant, the Directors Plan provides for annual grants of stock options to purchase 2,500 shares of Common Stock to each eligible director, other than to a director who receives an initial grant of options in the same year. These annual options become fully vested six months after the date of grant. The exercise price of options granted under the Directors Plan is equal to the fair market value of the Common Stock on the date of grant. In the event an optionee ceases to serve as a director, each option may be exercised by the optionee for the portion then exercisable at any time within one year after the optionee ceases to serve as a director of the Company. See "Proposal 2-- Approval of Amendment to 1996 Stock Option Plan for Non-Employee Directors".

  C. Leonard Gordon served as an employee of the Company as Acting President and Chief Executive Officer from April 8, 2000 until May 10, 2000, during which time Mr. Gordon received a salary of $36,641. Mr. Gordon entered into a Settlement Agreement with the Company, dated as of February 14, 2001 (the "Settlement Agreement"), under which he received $100,000 for the time he had served as Acting President and Chief Executive Officer and until September 2000, when John E. Ahern joined the Company as President and Chief

Executive Officer, in addition to an option to purchase 60,000 shares of the Company's Common Stock at an exercise price equal to $1.25 per share, the closing price of the Common Stock on February 14, 2001. See "Executive Compensation--Employment and Severance Agreements" and "--Report of the Board of Directors on Executive Compensation".

Executive Compensation

                          Summary Compensation Table

  The following table sets forth certain information concerning the compensation for each of the last three years for the Company's Chief Executive Officer, former Chief Executive Officers, its other most highly compensated executive officer and two other former executive officers whose total annual salary and bonus exceeded $100,000 in the year ended December 31, 2000 (collectively, the "Named Executives").

                                 Annual                Long-Term
                              Compensation        Compensation Awards
                          ----------------------- --------------------
                                                  Number of Securities
Name and Principal             Salary      Bonus    Underlying Stock        All Other
Position                  Year   ($)        ($)      Options (#)(1)    Compensation ($)(2)
------------------        ---- -------    ------- -------------------- -------------------
John E. Ahern...........  2000 $83,270(3) $25,000       162,500(4)           $   --
 President and Chief
 Executive Officer

C. Leonard Gordon.......  2000 134,641(6)     --         62,500(7)               --
 Former Acting President
 and Chief Executive
 Officer(5)

Thomas M. Tully.........  2000 106,372(9)     --            --               290,277(10)
 Former President and     1999 292,614     11,666       100,000                  --
 Chief Executive          1998 249,760        --          3,225                  --
 Officer(8)

Randall W. Davis........  2000 190,051        --         52,700                  --
 Former Acting Co-
 President and Vice
 President of Sales and
 Marketing(11)

David A. Chazanovitz....  2000 170,737        --            --               205,000(13)
 Former President, NMT    1999 191,946        --            --                   --
 Neurosciences            1998 196,410        --          3,225                  --
 Division(12)

William J. Knight.......  2000 121,269        --            --                   --
 Former Acting Co-        1999 160,414      9,000        16,750                  --
 President, Vice          1998  42,000     20,000        51,000                  --
 President-Finance and
 Administration, and
 Chief Financial
 Officer(14)

--------
 (1)  The Company has never granted any stock appreciation rights.
 (2) In accordance with the rules of the Securities and Exchange Commission, other compensation in the form of perquisites and other personal benefits has been omitted in those instances where such perquisites and other personal benefits constituted less than the lesser of $50,000 or ten percent of the total of annual salary and bonus for the Named Executive in question for the fiscal year.
 (3) Represents Mr. Ahern's compensation for the period commencing on the date when Mr. Ahern joined the Company (September 21, 2000) and ending on December 31, 2000. Mr. Ahern's annual base salary is $300,000. See "Employment and Severance Agreements".

 (4) Consists of an option to purchase 150,000 shares of Common Stock at an exercise price of $2.156 per share, which option represents a signing bonus (see "Employment and Severance Agreements"), and an option to purchase 12,500 shares of Common Stock at an exercise price of $1.31 per share which was granted in February 2001 as a 2000 bonus.
 (5) Mr. Gordon served as Acting President and Chief Executive Officer from April 8, 2000 through May 10, 2000.
 (6) Includes a payment of $100,000 to Mr. Gordon for the time he had served as Acting President and Chief Executive Officer and until September 21, 2000, when John E. Ahern joined the Company as President and Chief Executive Officer, pursuant to the Settlement Agreement.
 (7) Consists of an option to purchase 2,500 shares of Common Stock at an exercise price of $2.875 per share granted under the Directors Plan on August 18, 2000 and an option to purchase 60,000 shares of Common Stock at an exercise price of $1.25 per share granted on February 14, 2001 pursuant to the Settlement Agreement.
 (8) Mr. Tully resigned as President and Chief Executive Officer and as a member of the Board of Directors of the Company on April 8, 2000. Mr. Tully continued to perform certain services for the Company as a part-time employee from April 8, 2000 through April 8, 2001 (the "Transition Service").
 (9) Includes payment of $17,708 to Mr. Tully as compensation for the Transition Service during 2000.
(10) Represents payment of severance to Mr. Tully upon his resignation as President and Chief Executive Officer and as a director of the Company in April 2000.
(11) Mr. Randall W. Davis served as Acting Co-President of the Company from May 10, 2000 through September 21, 2000.
(12) Mr. Chazanovitz resigned as President, NMT Neurosciences Division in September 2000.
(13)   Represents payment of severance to Mr. Chazanovitz.
(14) Mr. Knight resigned as Acting Co-President, Vice President-Finance and Chief Financial Officer on August 15, 2000. Amounts paid to Mr. Knight in 1998 represent his compensation for the period commencing in September 1998 when Mr. Knight joined the Company and ending on December 31, 1998, including a signing bonus paid to him upon his commencement of employment with the Company.
(15) Jeffrey R. Jay, M.D. and R. John Fletcher also served in the Office of Chief Executive Officer during 2000 but received no compensation for their services.
(16) Richard E. Davis joined the Company as Vice President and Chief Financial Officer in February 2001 and is, therefore, not included in this table.

                       Option Grants in Last Fiscal Year

  The following table sets forth certain information concerning grants of stock options made during the year ended December 31, 2000 to each of the Named Executives.

                                       Individual Grants
                         -----------------------------------------------
                                                                             Potential
                                                                            Realizable
                                                                         Value at Assumed
                                      Percentage                          Annual Rates of
                                       of Total                                Stock
                          Number of    Options                                 Price
                         Securities   Granted to Exercise or             Appreciation for
                         Underlying   Employees   Base Price              Option Term(2)
                           Options    in Fiscal   per Share   Expiration -----------------
          Name           Granted (#)   Year (%)  ($/share)(1)    Date     5%($)    10%($)
          ----           -----------  ---------- ------------ ---------- -------- --------
John E. Ahern...........   150,000(3)     23%       $2.156     9/21/10   $203,385 $515,416
C. Leonard Gordon.......     2,500(4)      *          2.88     8/18/10      4,525   11,475
Thomas M. Tully.........       --        --            --          --         --       --
Randall W. Davis........     6,700         1%         4.94      2/1/10     20,837   52,729
                             6,000         1%         2.69     4/17/10     10,140   25,740
                            40,000         6%         2.63      9/1/10     66,000  167,600
David A. Chazanovitz....       --        --            --          --         --       --
William J. Knight.......       --        --            --          --         --       --

--------
*   Less than one percent.
(1) The exercise price is equal to the fair market value of the Company's Common Stock on the date of grant.
(2) Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. The gains shown are net of the option exercise price but do not include deductions for taxes or other expenses associated with the exercise of the option or the sale of the underlying shares. Actual gains, if any, on stock option exercises will depend on the future performance of the Common Stock, the option holder's continued employment through the option period and the date on which the options are exercised.
(3) Excludes Mr. Ahern's option to purchase 12,500 shares of Common Stock at an exercise price of $1.31 per share which was granted in February 2001 as a 2000 bonus.
(4) Excludes Mr. Gordon's option to purchase 60,000 shares of Common Stock at an exercise price of $1.25 per share which was granted in February 2001 in connection with his services as Acting President and Chief Executive Officer during 2000.

                  Aggregated Option Exercises in Last Fiscal
                    Year and Fiscal Year-End Option Values

  The following table sets forth, for each Named Executive, the number of shares of Common Stock acquired upon exercise of options during the year ended December 31, 2000, the aggregate dollar value realized upon such exercise and the number and value of unexercised options held by each Named Executive on December 31, 2000.

                                                       Number of
                                                 Securities Underlying     Value of Unexercised
                          Number of             Unexercised Options at    In-the-Money Options at
                            Shares     Value     December 31, 2000(#)    December 31, 2000 ($)(2)
                         Acquired on  Realized ------------------------- -------------------------
          Name           Exercise (#)  ($)(1)  Exercisable Unexercisable Exercisable Unexercisable
          ----           ------------ -------- ----------- ------------- ----------- -------------
John E. Ahern(3)........       --     $   --       9,375      140,625       $--          $--
C. Leonard Gordon(4)....    20,000     15,750    202,747        2,778        --           --
Thomas M. Tully(5)......       --         --     472,815       50,000        --           --
Randall W. Davis(6).....       --         --      93,622       55,700        --           --
David A.
 Chazanovitz(7).........       --         --     114,409          --         --           --
William J. Knight.......       --         --         --           --         --           --

--------
(1) Represents the difference between the exercise price and the fair market value of the Common Stock on the date of exercise.
(2) Represents the difference between the last reported sale price per share of the Common Stock on December 29, 2000, the last day of trading prior to the year end ($1.156 per share), as reported on the Nasdaq National Market, and the option exercise price, multiplied by the number of shares underlying the options.
(3) Exercisable consists of options to purchase 9,375 shares at an exercise price of $2.156 per share. Unexercisable consists of options to purchase 140,625 shares at an exercise price of $2.156 per share.
(4) Mr. Gordon exercised options to purchase 20,000 shares of Common Stock at an exercise price of $2.15 per share on July 11, 2000. Exercisable includes options to purchase 164,210 shares at an exercise price of $2.15 per share, 26,315 shares at $2.15 per share, 9,722 shares at $7.38 per share, and 2,500 shares at $3.38 per share. Unexercisable includes options to purchase 278 shares at an exercise price of $7.38 per share and 2,500 shares at $2.88 per share.
(5) Exercisable includes options to purchase 263,157 shares at an exercise price of $2.15 per share, 116,433 shares at $6.95 per share, 40,000 shares at $10.00 per share, 50,000 shares at $4.38 per share and 3,225 shares at $4.56 per share. Unexercisable consists of options to purchase 50,000 shares at an exercise price of $4.38 per share.
(6) Exercisable includes options to purchase 77,622 shares at an exercise price of $6.95 per share, 10,000 shares at $10.00 per share, 3,000 shares at $7.38 per share and 3,000 shares at $4.56 per share. Unexercisable includes options to purchase 3,000 shares at an exercise price of $7.38 per share, 6,700 shares at $4.94 per share, 6,000 shares at $2.69 per share and 40,000 shares at $2.63 per share.
(7) Exercisable includes options to purchase 78,684 shares at an exercise price of $2.15 per share, 25,000 shares at $10.00 per share, 7,500 shares at $7.38 per share and 3,225 at $4.56 per share.

Employment and Severance Agreements

  Effective January 1, 1999, the Company entered into a three-year employment agreement with Thomas M. Tully, then the Company's President and Chief Executive Officer. Pursuant to this agreement, Mr. Tully received a salary of $292,200 in 1999. In addition, in connection with the execution of his employment agreement, the Company granted Mr. Tully stock options to purchase an aggregate of 100,000 shares of the Company's Common Stock at an exercise price of $4.38 per share and paid Mr. Tully a bonus of $11,666. The options will, to the maximum extent permissible under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), constitute incentive stock options, with any balance of the options to be treated as non-statutory options. The options vest in four equal annual installments on the first, second, third and fourth anniversaries of the grant date. Mr. Tully resigned from his position as President and Chief Executive Officer of the Company on April 8, 2000. Pursuant to the terms of the Severance and Settlement Agreement and Release, dated as of April 8, 2000, by and between the Company and Mr. Tully, the Company paid Mr. Tully $290,277 as severance. In order to assist the Company with respect to management transition and several on-going marketing, litigation and other business issues, Mr. Tully entered into a one-year employment agreement with the Company, which agreement expired by its terms on April 8, 2001. Mr. Tully received a salary of $25,000 for his services during this 12 month period. During the term of this employment agreement, Mr. Tully's stock options continued to vest. All exercisable options held by Mr. Tully will expire three months after such termination of his employment. Mr. Tully has agreed not to compete with the Company for a period of one year after he ceases to be employed by the Company.

  Effective July 1, 1998, the Company entered into a two-year employment agreement with David A. Chazanovitz, the President of the Company's NMT neurosciences business unit. Pursuant to this agreement, Mr. Chazanovitz received a salary of $205,000 per year. In addition, the Company agreed to pay Mr. Chazanovitz additional cash compensation for extraordinary costs attributable to Mr. Chazanovitz's assignment in France. The agreement ended on July 1, 2000. Mr. Chazanovitz has agreed not to compete with the Company for a period of one year after he ceased to be employed by the Company. Mr. Chazanovitz resigned in September 2000 and received $205,000 from the Company as severance. All exercisable options held by Mr. Chazanovitz will expire in September 2001.

  The Company entered into an employment agreement, dated as of September 21, 2000, with John E. Ahern, the Company's President, Chief Executive Officer, and Chairman of the Board of Directors providing for a term of employment commencing on September 21, 2000 and ending on December 31, 2002. Pursuant to this agreement, Mr. Ahern currently receives a salary of $300,000 per year. In addition, upon the execution of the agreement, the Company granted Mr. Ahern a stock option to purchase an aggregate of 150,000 shares of the Company's Common Stock at an exercise price of $2.156 per share. The options will, to the maximum extent permissible under Section 422 of the Code constitute incentive stock options. The options will vest in 48 equal monthly installments on each monthly anniversary of the date of grant (September 21, 2000). Mr. Ahern is also entitled to receive certain performance-based bonuses and equity awards relating to profit and other performance goals. For the year ended 2000, Mr. Ahern received a bonus of $25,000 and a stock option grant to purchase 12,500 shares of Common Stock. Mr. Ahern will be entitled to receive annual bonuses consisting of a cash bonus of up to $100,000 and a stock option to purchase 50,000 shares of Common Stock. Any equity award granted to Mr. Ahern as a bonus will:

  . have an exercise price equal to the closing price of the Common Stock on the date of grant;

  . to the maximum extent permissible under Section 422 of the Code of 1986, as amended, constitute incentive stock options, with any balance of the options to be treated as non-statutory stock options; and

  . vest in 48 equal monthly installments on each monthly anniversary of the date of grant.

  Mr. Ahern has agreed not to compete with the Company for a period of one year after he ceases to be employed by the Company.

  Effective February 14, 2001, the Company entered into a Settlement Agreement with C. Leonard Gordon. Pursuant to this agreement, the Company paid Mr. Gordon $100,000 and granted him a non-statutory stock option to purchase 60,000 shares of Common Stock in connection with Mr. Gordon's service as Acting President and Chief Executive Officer during 2000.

  The Company entered into an employment agreement dated as of February 14, 2001, with Richard E. Davis, the Company's Vice President and Chief Financial Officer for a term of three years. Pursuant to this agreement, Mr. Davis currently receives a salary of $190,000 per year. In addition, upon execution of the agreement, the Company granted Mr. Davis a stock option to purchase an aggregate of 85,000 shares of the Company's Common Stock at an exercise price of $1.25 per share. The options will, to the maximum extent permissible under
Section 422 of the Code constitute incentive stock options. The options will vest in 48 equal monthly installments on each monthly anniversary of the date of grant (February 14, 2001). In addition, Mr. Davis will be entitled to receive an annual bonus consisting of a cash bonus of up to 30% of his salary then in effect provided that he has satisfied certain financial and performance goals and that the Company has achieved an agreed upon profit margin. Mr. Davis has agreed not to compete with the Company for a period of one year after he ceases to be employed by the Company.

Certain Transactions

  The Company's July 1998 acquisition of the neurosurgical instruments business of Elekta AB (Publ), a Swedish corporation, was financed, in part, with a $20 million subordinated note issued to an affiliate of J.H. Whitney & Co., a significant stockholder of the Company. The subordinated note is due September 30, 2003 with quarterly interest payable at 10.101% per annum. In September 1999, the principal amount of the subordinated note was reduced to $6 million. In addition, in April 2000, the Company used a portion of the proceeds from its sale of the U.K. operations and certain other assets of the Company's neurosciences business unit to further reduce the principal amount of the subordinated note payable by $500,000 to $5.5 million.

  In April 1987, the Company entered into a Technology Purchase Agreement with Morris Simon, M.D. pursuant to which the Company agreed to pay Dr. Simon certain royalty payments based on sales of products using the technology invented by Dr. Simon relating to the Company's Simon Nitinol Filter. Dr. Simon assigned a percentage of his royalty payments to the Beth Israel Hospital Association. In February 1998, the Company and Dr. Simon entered into a two-year consulting agreement pursuant to which Dr. Simon agreed to perform certain consulting and advisory services for the Company, such services not to exceed eight days per month. The Company agreed to pay Dr. Simon $8,333 per month for such services as well as certain royalty payments and license fees based on sales of products which are covered by an issued patent and which are developed by Dr. Simon, solely or jointly with others, during the term of the consulting agreement. The term of the consulting agreement will be automatically extended for successive one-year periods unless either party gives 60 days' prior written notice. If the Company terminates the agreement, other than for material breach, the Company will be obligated to continue to pay Dr. Simon's monthly consulting fee for twelve months and will be obligated to continue to make royalty and license fee payments. In the event of Dr. Simon's death, the royalty payments and license fees shall continue to be payable to the executors or personal representatives of his estate. In addition, in connection with the consulting arrangement, Dr. Simon received non-qualified stock options to purchase 50,000 shares of Common Stock of the Company at an exercise price of $10.50 per share. The options vest upon the achievement of certain milestones as described in the option agreements, are exercisable for a period of ten years after the date of grant and become immediately exercisable in the event of a change of control of the Company. Certain of the shares of Common Stock issuable upon exercise of the options are subject to "piggy-back" registration rights. The Company paid Dr. Simon $100,000 for such services and approximately $104,000 as royalty payments in 2000.

  From June 1999 through November 1999, Fletcher Spaght provided certain consulting services to the Company, for which services the Company paid approximately $110,000 to Fletcher Spaght. During that period, Fletcher Spaght also provided consulting services to Image Technologies Corporation ("Image Technologies"), an affiliate of the Company at that time, for which services Image Technologies paid approximately $63,005 to Fletcher Spaght. At the request of Image Technologies, the Company advanced this payment to Fletcher Spaght and was reimbursed by Image Technologies shortly thereafter. R. John Fletcher, a member of the Board of Directors of the Company, is currently the Chief Executive Officer of Fletcher Spaght. Fletcher Spaght is a beneficial owner of more than 5% of the outstanding shares of Common Stock.

  In connection with certain consulting services provided by Fletcher Spaght to the Company with respect to the Company's neurosciences business unit, the Company extended the exercise period of the warrant, dated July 1, 1998, issued to Fletcher Spaght for the purchase of 83,329 shares of Common Stock from February 14, 2001 to February 14, 2003. In connection with this extension, the Company incurred a one-time charge to earnings equal to $57,673. In connection with this charge, Fletcher Spaght issued a note in favor of the Company in the amount of $57,673 and bearing interest equal to 5% per annum, payable on or before February 14, 2003.

  In connection with sales of the Company's CardioSEAL(R) product and pursuant to the terms of a license agreement with Children's Medical Center Corporation ("CMCC"), the Company paid an aggregate of $215,574 in royalties to CMCC during 2000. Dr. Lock, a member of the Board of Directors of the Company and an affiliate of CMCC, received approximately $95,000 of this royalty payment.

Section 16(a) Beneficial Ownership Reporting Compliance

  Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and holders of more than 10% of the outstanding shares of Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Except as described below, and based solely upon a review of reports submitted, and representations made, to the Company, the Company believes that during 2000 its executive officers, directors and holders of more than 10% of the outstanding shares of Common Stock timely complied with all Section 16(a) filing requirements.

  On August 4, 2000, Robert Van Tassel filed a Statement of Changes in Beneficial Ownership to report the purchase of 2,000 shares of Common Stock at a purchase price of $4.00 per share on May 17, 2000, and the purchase of 1,000 shares of Common Stock at a purchase price of $4.75 per share on May 22, 2000.

  On April 26, 2001, James E. Lock, M.D. filed an Amended Initial Statement of Beneficial Ownership of Securities to report the grant of stock options to purchase 10,000 shares of Common Stock at an exercise price of $2.25 per share on August 25, 2000, the date of his initial election to the Board of Directors.

  On March 21, 2001, Richard E. Davis, the Vice President and Chief Financial Officer of the Company, filed an Annual Statement of Changes in Beneficial Ownership to report the grant of stock options to purchase 85,000 shares of Common Stock at an exercise price of $1.25 per share on February 14, 2001.

Report of the Board of Directors on Executive Compensation

  The full Board of Directors discharged the functions of the Compensation Committee during 2000, including establishing compensation policies with respect to the Company's executive officers, including the Chief Executive Officer and the other executive officers named in the Summary Compensation Table, and setting the compensation for these individuals.

  The Company's executive compensation program is designed to maximize the performance of the Company's executive officers and, thereby, to maximize the Company's business goals and stockholder returns. Executive compensation consists of a combination of base salary, annual cash bonuses and merit-based stock incentives. The Board of Directors considers merit-based stock incentives to be a critical component of an executive's compensation package for purposes of helping to align that executive's interests with stockholder interests.

  Compensation Philosophy

  The objectives of the executive compensation program are to align compensation with business objectives and individual performance and to enable the Company to attract, retain and reward executive officers who are expected to contribute to the long-term success of the Company. The Company's executive compensation philosophy is based on the principles of competitive and fair compensation and sustained performance.

  .  Competitive and Fair Compensation

    The Company is committed to providing an executive compensation program that helps attract and retain highly qualified executives. To ensure that compensation is competitive, the Company compares its compensation practices with those of similar companies in its industry and sets the Company's compensation guidelines based on this review. The Board of Directors believes that compensation for the Company's executive officers is within the range of compensation paid to executives with comparable qualifications, experience and responsibilities in the same or similar businesses and in companies of comparable size and success. The Board of Directors also strives to achieve equitable relationships both among the compensation of individual officers and between the compensation of officers and other employees throughout the Company.

  .  Sustained Performance

    Executive officers are rewarded based upon corporate performance and individual performance. Corporate performance is evaluated by reviewing the extent to which the Company's goals relating to its strategic, scientific and business plans are met, including such factors as meeting budgeted financial targets, continued innovation in the development of the Company's technologies and formation of new business alliances and acquisitions. Individual performance is evaluated by reviewing the attainment of specified individual objectives.

  In evaluating each executive's performance, the Board of Directors generally:

  . sets Company and individual goals and objectives at the beginning of the year;

  . evaluates and communicates the Company's assessment of the executive's performance and contributions to the Company; and

  . reviews base salary levels and determines cash bonuses and stock compensation awards based on the foregoing taking into account the comparative compensation practices of other companies in its industry.

  Components of Executive Compensation

  Annual compensation for the Company's executives generally consists of three elements--base salary, cash bonuses and stock options.

  Base salaries of the Company's executives are generally set by reviewing compensation for competitive positions in the market and the historical compensation levels of the particular executive. Payment of bonus awards is based on the Company's financial performance as well as on individual performance measured against targeted performance and various additional performance criteria. Seventy-five percent of each executive's bonus compensation is objectively determined and based upon the Company's achievement of financial goals established by the Board of Directors. The remaining twenty-five percent of each executive's bonus compensation is subjectively determined based upon targeted performance criteria which varies for each executive based on his area of responsibility. Subjective performance criteria include an executive's ability to motivate others, develop the skills necessary to grow as the Company matures, recognize and pursue new business opportunities and initiate programs to enhance the Company's growth and success.

  Compensation at the executive officer level also includes the long-term incentives afforded by stock options. The stock option program, which is currently administered by the Joint Compensation and Options Committee, is designed to align the long-term interests of the Company's employees and its stockholders and to assist in the retention of executives. The size of option grants is generally intended to reflect the executive's position with the Company and his contributions to the Company, including his success in achieving the individual performance criteria described above. The option program generally uses a four-year vesting period to encourage key employees to continue in the employ of the Company. When granting stock options, it has generally been the policy of the Company to fix the exercise price of such options at 100% of the fair market value of the Common Stock on the date of grant. During 2000, all current executive officers received options to purchase an aggregate of 202,700 shares of Common Stock, at a weighted average exercise price of $2.36 per share.

  Compliance with Internal Revenue Code Section 162(m)

  Section 162(m) of the Code generally disallows a federal income tax deduction to public companies for certain compensation in excess of $1.0 million paid to a corporation's chief executive officer and four other most highly compensated executive officers. Qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. In general, the Company structures and administers its stock option plans in a manner intended to comply with the performance-based exception to Section 162(m) of the Code. The Company's Joint Compensation and Options Committee reviews the potential effect of Section 162(m) of the Code periodically and uses its judgment to authorize compensation payments that may be subject to the limit when the Joint Compensation and Options Committee believes such payments are appropriate and in the best interests of the Company and its stockholders, after taking into consideration changing business conditions and the performance of its employees.

  Mr. Ahern's 2000 Compensation

  Mr. Ahern became the President, Chief Executive Officer and Chairman of the Board of Directors on September 21, 2000. Pursuant to the terms of Mr. Ahern's employment agreement, the Company paid Mr. Ahern $83,270 during 2000 which corresponds to a $300,000 annual salary rate. In connection with bonus payments or other awards to Mr. Ahern, the Board of Directors established certain targets to be measured against actual performance at year end. In addition to a subjective assessment of the Company's overall performance at year end, the Board of Directors established certain specific performance targets relating to

  .  the Company's cash position

  . the profitability of each of its neurosciences business unit and its cardiovascular business unit and

  . the resolution of certain outstanding litigation.

  After reviewing the Company's actual year end results against these targets, the Board of Directors determined that Mr. Ahern had met or exceeded each of them. Accordingly, the Board of Directors authorized the Company to pay Mr. Ahern a cash bonus of $25,000 and granted an option to purchase an aggregate of 12,500 shares of Common Stock at an exercise price equal to $1.31 per share which corresponds to the fair market value of the Common Stock on the date of grant. Mr. Ahern did not participate in the Board of Director's consideration of his 2000 bonus compensation.

  Mr. Tully's 2000 Compensation

  Pursuant to the terms of his three year employment agreement with the Company, Mr. Tully's salary for 1999 increased to $292,200 from $249,760 in 1998. In connection with the signing of his employment contract, which became effective on January 1, 1999, Mr. Tully also received options to purchase 100,000 shares of Common Stock at an exercise price of $4.38 per share. Mr. Tully did not participate in the Compensation Committee's discussion of his 1999 bonus compensation. Mr. Tully resigned from his position as President and Chief Executive Officer of the company on April 8, 2000. For his services in 2000, Mr. Tully received $106,372. In addition, pursuant to the terms of his Severance and Settlement Agreement and Release, the Company paid Mr. Tully severance payment of $290,277. In order to assist the company with respect to management transition and several on-going marketing, litigation and other business issues, Mr. Tully entered into a one-year employment agreement with the Company, pursuant to which, Mr. Tully received a salary of $25,000 for his services during this 12-month period. During the term of this employment agreement, Mr. Tully's stock options continued to vest. All exercisable options held by Mr. Tully will expire three months following April 8, 2001, the date on which this employment agreement expired by its terms.

  Mr. Gordon's 2000 Compensation

  C. Leonard Gordon served as Acting President and Chief Executive Officer from April 8, 2000 until May 10, 2000, during which time Mr. Gordon received a salary of $36,641. Pursuant to the Settlement Agreement, Mr. Gordon also received $100,000 for the time he had served as Acting President and Chief Executive Officer and until September 2000, when John E. Ahern joined the Company as President and Chief Executive Officer, and an option to purchase 60,000 shares of the Company's Common Stock at an exercise price equal to $1.25 per share, the closing price of the Common Stock on February 14, 2001.

                                          Board of Directors*

                                          John E. Ahern, Chairman
                                          Robert G. Brown
                                          R. John Fletcher
                                          C. Leonard Gordon
                                          James E. Lock, M.D.
                                          Morris Simon

* The names of Cheryl L. Clarkson and Francis J. Martin do not appear below this report of the Board of Directors because each of Ms. Clarkson and Mr. Martin were appointed to the Board of Directors after the year ended December 31, 2000. C. Leonard Gordon's term as a director of the Company expires at the Annual Meeting to be held on June 7, 2001. Mr. Gordon is not a nominee of the Board of Directors for election at this meeting.

Report of the Audit Committee of the Board of Directors

  The Audit Committee of the Company's Board of Directors is composed of three members and acts under a written charter first adopted and approved in June 2000 (the "Audit Committee Charter"). A copy of the Audit Committee Charter is attached to this proxy statement as Appendix A. The Company is presently evaluating the independence of the members of the Audit Committee under the rules of The Nasdaq Stock Market and as defined in the Audit Committee Charter. Certain of the members of the Audit Committee may not be deemed to be independent under such rules and definition. The Company anticipates that, by the June 2001 compliance date established by The Nasdaq Stock Market, the membership of the Audit Committee will comply with the applicable independence requirements.

  Management is responsible for the Company's internal controls and the financial reporting process. The Company's independent public accountants are responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted accounting principles and to issue a report on those financial statements. The Audit Committee assists the Board of Directors in fulfilling their responsibilities to stockholders concerning the Company's accounting and reporting practices, and facilitates open communication between the Audit Committee, Board of Directors, outside auditors, and management.

  The Audit Committee reviewed the Company's audited financial statements for the year ended December 31, 2000 and discussed these financial statements with the Company's management. The Audit Committee also reviewed and discussed the audited financial statements and the matters required by Statement on Auditing Standards 61 (Communication with Audit Committees) with Arthur Andersen LLP, the Company's independent public accountants.

  The Company's independent public accountants also provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). In addition, the Audit Committee discussed with the independent public accountants their independence from the Company.

  Based on its discussions with management and the independent public accountants, and its review of the representations and information provided by management and the independent public accountants, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000.

  Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate this Proxy Statement, in whole or in part, the foregoing report shall not be deemed to be incorporated by reference into any such filing.

                                          Audit Committee

                                          R. John Fletcher, Chair
                                          C. Leonard Gordon
                                          Francis J. Martin

Independent Public Accountants Fees and Other Matters

  Audit Fees

  Arthur Andersen LLP billed the Company an aggregate of $242,000 in fees for professional services rendered in connection with the audit of the Company's financial statements for the most recent fiscal year and the reviews of the financial statements included in each of the Company's Quarterly Reports on Form 10-Q during the year ended December 31, 2000.

  Financial Information Systems Design and Implementation Fees

  Arthur Andersen LLP did not bill the Company for any professional services rendered to the Company and its affiliates for the year ended December 31, 2000 in connection with financial information systems design or implementation, the operation of the Company's information system or the management of its local area network.

  All Other Fees

  Arthur Andersen LLP billed the Company an aggregate of $294,000 in fees for other services rendered to the Company and its affiliates for the year ended December 31, 2000.

Stock Performance Graph

  The following graph compares the cumulative total stockholder return on the Common Stock of the Company from September 27, 1996 (the date the Company's Common Stock was registered under the Securities Exchange Act of 1934, as amended) through December 31, 2000 with the cumulative total return during this period of (i) The Nasdaq Stock Market--U.S. Index and (ii) The S&P Health Care (Medical Products and Supplies) Index. This graph assumes the investment of $100 on September 27, 1996 in the Company's Common Stock and in each of the indices listed above, and assumes dividends are reinvested.


                             [GRAPH APPEARS HERE]


                            CUMULATIVE TOTAL RETURN
-------------------------------------------------------------------------------

                          9/27/1996 12/1996 12/1997 12/1998 12/1999 12/2000
---------------------------------------------------------------------------
NMT Medical, Inc.           $100     $114    $ 73    $ 34    $ 26    $ 11
---------------------------------------------------------------------------
Nasdaq Stock Market-U.S.
 Index                      $100     $113    $138    $195    $352    $218
---------------------------------------------------------------------------
S&P Health Care (Medical
 Products and Supplies)
 Index                      $100     $115    $144    $207    $192    $277

-------------------------------------------------------------------------------

                                 PROPOSAL 2--

                           APPROVAL OF AMENDMENT TO
               1996 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

  On April 26, 2001, the Board of Directors adopted resolutions, subject to stockholder approval, approving an amendment (the "Directors Plan Amendment") to the Company's 1996 Stock Option Plan for Non-Employee Directors, to (i) increase the number of shares of Common Stock authorized for issuance thereunder from 150,000 shares to 225,000 shares, (ii) increase the number of shares underlying each option granted thereunder to newly elected directors from 10,000 to 15,000 shares and (iii) increase the number of shares underlying each option granted thereunder following an annual meeting of stockholders from 2,500 to 5,000 shares. As of April 2, 2001, 37,500 shares of Common Stock were available for grant under the Directors Plan.

  The Board of Directors believes that the approval of the Directors Plan Amendment is in the best interests of the Company and its stockholders and unanimously recommends a vote in favor of this proposal.

Summary of the Directors Plan

  The following is a brief summary of the Directors Plan. The following summary is qualified in its entirety by reference to the Directors Plan, a copy of which is attached to the electronic copy of this Proxy Statement filed with the SEC and may be accessed from the SEC's home page (www.sec.gov). In addition, a copy of the Directors Plan may be obtained from the Secretary of the Company.

  The Board of Directors administers the Directors Plan. The Board of Directors has no discretion with respect to the selection of Directors to receive options, the number of shares subject to any such options, the purchase price thereunder, or the timing of grants of options under the Directors Plan. However, the Board of Directors resolves all questions concerning interpretation of the Directors Plan or any options granted thereunder.

  Members of the Company's Board who are not employees of the Company or its affiliates, who do not otherwise receive compensation from the Company or its affiliates (other than compensation received solely for services rendered as a director of the Company) and who have not, within one year immediately preceding the determination of such director's eligibility, received any award under any other plan of the Company or its affiliates that entitles the participants therein to acquire stock, stock options or stock appreciation rights of the Company or its affiliates, are eligible to receive grants of options under the Directors Plan. As of April 2, 2001, the Company had six non-employee directors who were eligible to participate in the Directors Plan. From the initial adoption of the Directors Plan through April 2, 2001, options to purchase an aggregate of 10,000 shares had been granted to Mr. Brown; 10,000 shares had been granted to Ms. Clarkson; 20,000 shares had been granted to Mr. Fletcher; 15,000 shares had been granted to Mr. Gordon; 10,000 shares had been granted to Dr. Lock; and 10,000 shares had been granted to Mr. Martin.

  Upon his or her initial election to the Board of Directors, each eligible director is currently entitled to receive an option to purchase 10,000 shares of Common Stock under the Directors Plan. The options granted are subject to vesting in equal monthly installments over a period of three years commencing with the date of the election or appointment of such director. Under the Directors Plan Amendment, the size of this initial option would be increased to 15,000 shares. In addition, immediately following each Annual Stockholders Meeting, each eligible director, other than an eligible director first elected to the Board of Directors within the 12 months immediately preceding and including such meeting, is currently granted an option to purchase 2,500 shares of

Common Stock as of the date of such meeting. Grants made in connection with an annual meeting of stockholders are fully vested six months after the date of grant. Under the Directors Plan Amendment, these annual grants would increase to 5,000 shares.

  All options granted under the Directors Plan are non-statutory stock options not intended to qualify under Section 422 of the Code. Each option granted under the Directors Plan is evidenced by an agreement with the Company which contains terms and provisions consistent with the Directors Plan. The purchase price per share upon the exercise of each option granted under the Directors Plan is the fair market value per share on the date the option is granted, which equals the closing sales price as reported on The Nasdaq National Market on the date of grant, or, if the shares did not trade on that date, the closing sales price on the first date prior thereto on which the shares were so traded.

  Upon termination of the service of a non-employee director for any reason, all outstanding options which have become vested as of the date of termination will be exercisable in whole or in part for one year from the date of termination, provided that in no event may the options be exercised beyond ten years from the date of grant. Participants generally may not transfer options under the Directors Plan, except by will or by the laws of descent and distribution, or pursuant to a qualified domestic relations order.

  The Board of Directors is required to make appropriate adjustments in connection with the Directors Plan and any outstanding grants to reflect stock dividends, stock splits, subdivisions, or combinations of the Shares or other change in corporate structure affecting the shares. Subject to the provisions of the Directors Plan, the Board of Directors may amend the Directors Plan. The Directors Plan will terminate in June 2006. The amendment or termination of the Directors Plan shall not, without the consent of the option holder, alter or impair any rights or obligations under any option previously granted under the Directors Plan.

  Options to purchase 2,500 shares of Common Stock at an exercise price of $2.88 per share were granted under the Directors Plan to each of Messrs. Fletcher and Gordon on August 18, 2000, the date of the Company's 2000 Annual Meeting of Stockholders. An option to purchase 10,000 shares of Common Stock at an exercise price of $2.63 per share was granted to Dr. Lock on September 1, 2000, the date of his election to the Company's Board of Directors. An option to purchase 10,000 shares of Common Stock at an exercise price of $2.38 per share was granted to Mr. Brown on September 15, 2000, the date of his election to the Company's Board of Directors.

Federal Income Tax Consequences

  The following is a summary of the United States federal income tax consequences that generally will arise with respect to options granted under the Directors Plan and with respect to the sale of Common Stock acquired under the Directors Plan. This summary is based on the federal tax laws in effect as of the date of this proxy statement. Changes to these tax laws could alter the tax consequences described below.

  Tax Consequences to Directors

  A director will not recognize taxable income upon the grant of an option under the Director Plan. Nevertheless, a director generally will recognize ordinary compensation income upon the exercise of the option in an amount equal to the excess of the fair market value of the Common Stock acquired through the exercise of the option (the "Option Stock") on the exercise date over the exercise price.

  A director will have a tax basis for any Option Stock equal to the exercise price plus any income recognized with respect to the option. Upon selling Option Stock, a director generally will recognize capital gain or loss in an amount equal to the difference between the sale price of the Option Stock and the director's tax basis in the Option Stock. This capital gain or loss will be a long-term capital gain or loss if the director has held the Option Stock for more than one year before the date of the sale and will be a short-term capital gain or loss if the director has held the Option Stock for a shorter period.

  Tax Consequences to the Company

  The grant of an option under the Directors Plan will have no tax consequences to the Company. The Company generally will be entitled to a business expense deduction, however, with respect to any ordinary compensation income recognized by a director under the Directors Plan. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

           PROPOSAL 3--APPROVAL OF 2001 EMPLOYEE STOCK PURCHASE PLAN

  On April 26, 2001, the Board of Directors adopted, subject to stockholder approval, the 2001 Employee Stock Purchase Program (the "ESPP"). Up to 125,000 shares of Common Stock (subject to adjustment in the event of stock splits and other similar events) may be issued pursuant to awards granted under the ESPP.

  The ESPP is intended to replace the Company's 1997 Employee Stock Purchase Plan (the "1997 Plan"), which will terminate on June 7, 2001. There are approximately 5,000 shares available for issuance in the current offering period under the 1997 Plan.

  The Board of Directors believes that the adoption of the ESPP is in the best interests of the Company and its stockholders and recommends a vote in favor of this proposal.

Summary of the ESPP

  The following is a brief summary of the ESPP. The following summary is qualified in its entirety by reference to the ESPP, a copy of which is attached to the electronic copy of this Proxy Statement filed with the SEC and may be accessed from the SEC's home page (www.sec.gov). In addition, a copy of the ESPP may be obtained from the Secretary of the Company.

  The ESPP qualifies as an "employee stock purchase plan" under Section 423 of the Code. The Board of Directors or a Committee appointed by the Board of Directors (the "Committee") administers the ESPP. The Board of Directors or the Committee has authority to make rules and regulations for the administration of the ESPP and its interpretation and decisions regarding the ESPP are final and conclusive. Subject to the provisions of the ESPP, the Board of Directors may amend or terminate the ESPP at any time.

  All of the Company's employees, including directors who are also employees and the employees of any subsidiaries of the Company designated by the Board of Directors or the Committee ("Designated Subsidiary") are eligible to participate in the ESPP, provided that they are customarily employed by the Company or Designated Subsidiary for more than 20 hours per week and more than five months in a calendar year, have been employed by the Company or a Designated Subsidiary for at least three months, and are employees of the Company or Designated Subsidiary on the first day of the Plan Period (as defined below). Employees who would own immediately after the grant 5% or more of the total combined voting power or value of the stock of the Company or any subsidiary are not eligible to participate in the ESPP. As of April 2, 2001, approximately 191 of the Company's employees were eligible to participate in the ESPP.

  The Company will make one or more offerings to eligible employees to purchase stock under the ESPP. Offerings will begin each April 1st and October 1st, or the first business day thereafter (the "Commencement Date"), and commence a six-month period (a "Plan Period"), during which payroll deductions will be made and held for the purchase of Common Stock on the last business day of the Plan Period (the "Exercise Date"). The Board of Directors or the Committee may, in its discretion, choose a different Plan Period of 12 months or less for subsequent offerings. Notwithstanding anything to the contrary, the first Plan Period will begin on the date following the approval of the ESPP by the Company's stockholders and end on September 30, 2001.

  An eligible employee may participate in the offering by completing and forwarding a payroll deduction authorization form to the Company's payroll office, authorizing the Company to deduct from his or her regular pay a dollar amount not to exceed 12% of such pay during the Plan Period. Unless the employee files a new form or withdraws from the Plan, his or her deductions will continue at the same rate for future offerings as long as the ESPP remains in effect. No employee may be granted an option under the Purchase Plan that permits him or her to purchase more than $25,000 of the Company's stock (based on the fair market value of such stock on the Commencement Date of the Plan Period) in any calendar year.

  An employee may decrease or discontinue, but may not increase, the payroll deduction one time during any Plan Period. If an employee discontinues his or her payroll deductions during a Plan Period, but does not elect to withdraw his or her funds, funds deducted prior to his or her election to discontinue will be applied to the purchase of Common Stock on the Exercise Date. An employee may, during a Plan Period, withdraw all of the employee's balance accumulated in his or her payroll deduction account. Partial withdrawals are not permitted. If an employee withdraws all of such balance, then he or she may not participate again during the remainder of the Plan Period.

  On the Commencement Date, the Company will grant each eligible employee who is then a participant in the ESPP an option to purchase on the Exercise Date, at the Option Price, as hereinafter defined, the largest number of whole shares of Common Stock of the Company that does not exceed the number determined by multiplying $2,083 by the number of full months in the Plan Period and dividing the result by the closing price on the Commencement Date of such Plan Period. Under the terms of the ESPP, the purchase price of each share is an amount equal to 85% of the closing price of the Common Stock on either the first business day of the Plan Period or the Exercise Date, whichever is less (the "Option Price"). The closing price will be the closing price per share on The Nasdaq National Market, the closing price on any national securities exchange on which the Common Stock is listed, or the average of the closing bid and asked prices in the over-the-counter market, which is applicable, as published in The Wall Street Journal. If no sales were made on that day, the price will be the reported price for the preceding day on which sales were made.

  On the Exercise Date, each employee who continues to be a participant in the ESPP is deemed to have exercised the option, at the Option Price, to the extent of accumulated payroll deductions. Any balance remaining in the employee's payroll deduction account at the end of the Plan Period is automatically refunded to the employee, except that any balance that is less than the purchase price of one share of Common Stock will carry over to the payroll deduction account for the next Plan Period, unless the employee decides not to participate in the next Plan Period, in which case it will be refunded. In the event of such employee's death, the refund is paid to the employee's designated beneficiary, the executor or administrator of such employee's estate, or, in the absence of a designated beneficiary, executor or administrator, to such other persons as the Company may designate.

  In the event of a subdivision of outstanding shares of Common Stock or payment of a dividend in Common Stock, the Board of Directors is required to make appropriate adjustments to the number of shares approved for the ESPP and the limitations on purchase of shares, as well as other adjustments that the Board of Directors or Committee deems equitable. In the event of a merger or consolidation in which the holders of the capital stock of the Company immediately prior to such merger or consolidation continue to hold at least 80% of the voting power of the capital stock of the surviving corporation ("Continuity of Control"), each participant holding an outstanding option under the Purchase Plan will be entitled to receive, at the end of the Plan Period, the equivalent number of securities or property which holders of the Common Stock were entitled to receive upon consummation of such merger or consolidation. In the event of a merger or consolidation of the Company not involving a Continuity of Control, the Board of Directors may

  . provide that participants will receive such stock or securities as holders of shares of the Company Common Stock received pursuant to the terms of the transaction;

  . cancel all outstanding options under the Purchase Plan and refund all payroll deductions prior to the effective date of such transaction; or

  . cancel all outstanding options under the Purchase Plan as of the effective date of such transaction; provided that notice of the cancellation is given to all participants and participants have the right to exercise any outstanding option as of a date, at least ten days prior to the effective date of such transaction, determined by the Board of Directors.

Federal Income Tax Consequences

  The following is a summary of the United States federal income tax consequences that generally arise with respect to purchases made under the ESPP and with respect to the sale of Common Stock acquired under the ESPP. This summary is based on the federal tax laws in effect as of the date of this proxy statement. Changes to these tax laws could alter the tax consequences described below.

  Tax Consequences to Participants

  In general, a participant will not recognize taxable income upon enrolling in the ESPP or purchasing shares of Common Stock at the end of an offering. Instead, if a participant sells Common Stock acquired under the ESPP at a sale price that exceeds the price at which the participant purchased the Common Stock, then the participant will recognize taxable income in an amount equal to the excess of the sale price of the Common Stock over the price at which the participant purchased the Common Stock. A portion of that taxable income will be ordinary income, and a portion may be capital gain.

  If the participant sells the Common Stock more than one year after acquiring it and more than two years after the Commencement Date, then the participant will be taxed as follows. If the sale price of the Common Stock is higher than the price at which the participant purchased the Common Stock, then the participant will recognize ordinary compensation income in an amount equal to the lesser of: (i) 15% of the fair market value of the Common Stock on the Commencement Date; and (ii) the excess of the sale price of the Common Stock over the price at which the participant purchased the Common Stock.

  Any further income will be long-term capital gain. If the sale price of the Common Stock is less than the price at which the participant purchased the Common Stock, then the participant will recognize long-term capital loss in an amount equal to the excess of the price at which the participant purchased the Common Stock over the sale price of the Common Stock.

  If the participant sells the Common Stock within one year after acquiring it or within two years after the Commencement Date (a "Disqualifying Disposition"), then the participant will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the Common Stock on the date that it was purchased over the price at which the participant purchased the Common Stock. The participant will also recognize capital gain in an amount equal to the excess of the sale price of the Common Stock over the fair market value of the Common Stock on the date that it was purchased, or capital loss in an amount equal to the excess of the fair market value of the Common Stock on the date that it was purchased over the sale price of the Common Stock. This capital gain or loss will be a long-term capital gain or loss if the participant has held the Common Stock for more than one year prior to the date of the sale and will be a short-term capital gain or loss if the participant has held the Common Stock for a shorter period.

  Tax Consequences to the Company

  The offering of Common Stock under the ESPP will have no tax consequences to the Company. Moreover, in general, neither the purchase nor the sale of Common Stock acquired under the ESPP will have any tax consequences to the Company except that the Company will be entitled to a business expense deduction with respect to any ordinary compensation income recognized by a participant upon making a Disqualifying Disposition. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

               PROPOSAL 4--APPROVAL OF 2001 STOCK INCENTIVE PLAN

  On April 26, 2001, the Board of Directors of the Company adopted, subject to stockholder approval, the 2001 Stock Incentive Plan (the "2001 Plan"). Up to 500,000 shares of Common Stock (subject to adjustment in the event of stock splits and other similar events) may be issued pursuant to awards granted under the 2001 Plan.

  The 2001 Plan is intended to supplement the Company's 1996 Stock Option Plan, as amended (the "1996 Plan"), and 1998 Stock Incentive Plan (together with the Company's 1994 Stock Option Plan and 1996 Plan, the "Existing Plans"). As of April 26, 2001, options to purchase an aggregate of 1,135,425 shares of Common Stock were outstanding under the Existing Plans and an aggregate of 278,605 shares were reserved for future option grants.

  The Board of Directors believes that the future success of the Company depends, in large part, upon the ability of the Company to maintain a competitive position in attracting, retaining and motivating key personnel. Accordingly, the Board of Directors believes adoption of the 2001 Plan is in the best interests of the Company and its stockholders and recommends a vote in favor of this proposal.

Description of the 2001 Plan

  The following is a brief summary of the 2001 Plan. The following summary is qualified in its entirety by reference to the 2001 Plan, a copy of which is attached to the electronic copy of this Proxy Statement filed with the SEC and may be accessed from the SEC's home page (www.sec.gov). In addition, a copy of the 2001 Plan may be obtained from the Secretary of the Company.

  Types of Awards

  The 2001 Plan provides for the grant of incentive stock options intended to qualify under Section 422 of the Code, non-statutory stock options, and restricted stock awards (collectively, "Awards").

  Incentive Stock Options and Non-statutory Stock Options. Optionees receive the right to purchase a specified number of shares of Common Stock at a specified option price and subject to such other terms and conditions as are specified in connection with the option grant. Options may be granted at an exercise price which may be less than, equal to or greater than the fair market value of the Common Stock on the date of grant. Under present law, however, incentive stock options and options intended to qualify as performance-based compensation under Section 162(m) of the Code may not be granted at an exercise price less than 100% of the fair market value of the Common Stock on the date of grant (or less than 110% of the fair market value in the case of incentive stock options granted to optionees holding more than 10% of the voting power of the Company). The 2001 Plan permits the following forms of payment of the exercise price of options: (i) payment by cash, check or in connection with a "cashless exercise" through a broker, (ii) surrender to the Company of shares of Common Stock, (iii) delivery to the Company of a promissory note, (iv) any other lawful means, or (v) any combination of these forms of payment.

  Restricted Stock Awards. Restricted stock Awards entitle recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares from the recipient in the event that the conditions specified in the applicable Award are not satisfied prior to the end of the applicable restriction period established for such Award.

  Eligibility to Receive Awards

  Employees, officers, directors, consultants and advisors of the Company and its present and future corporate subsidiaries are eligible to be granted Awards under the 2001 Plan. Under present law, however, incentive stock options may only be granted to employees of the Company and its present and future corporate subsidiaries. The maximum number of shares with respect to which Awards may be granted to any participant under the 2001 Plan may not exceed 200,000 shares per calendar year.

  Plan Benefits

  As of April 2, 2001, approximately 197 persons were eligible to receive Awards under the 2001 Plan, including the Company's two executive officers and six non-employee directors. The granting of Awards under the 2001 Plan is discretionary, and the Company cannot now determine the number or type of Awards to be granted in the future to any particular person or group.

  On April 2, 2001, the last reported sale price of the Company Common Stock on The Nasdaq National Market was $2.25.

  Administration

  The 2001 Plan is administered by the Board of Directors. The Board of Directors has the authority to adopt, amend and repeal the administrative rules, guidelines and practices relating to the 2001 Plan and to interpret the provisions of the 2001 Plan. Pursuant to the terms of the 2001 Plan, the Board of Directors may delegate authority under the 2001 Plan to one or more committees or subcommittees of the Board of Directors. The Board of Directors has authorized the Joint Compensation and Options Committee to administer certain aspects of the 2001 Plan, including the granting of options to executive officers and newly hired employees.

  Subject to any applicable limitations contained in the 2001 Plan, the Board of Directors, the Joint Compensation and Options Committee, or any other committee to whom the Board of Directors delegates authority, as the case may be, selects the recipients of Awards and determines:

  . the number of shares of Common Stock covered by options and the dates upon which such options become exercisable,

  .  the exercise price of options,

  .  the duration of options, and

  . the number of shares of Common Stock subject to any restricted stock or other stock-based Awards and the terms and conditions of such Awards, including conditions for repurchase, issue price and repurchase price.

  The Board of Directors is required to make appropriate adjustments in connection with the 2001 Plan and any outstanding Awards to reflect stock splits, stock dividends, recapitalizations, spin-offs and other similar changes in capitalization. The 2001 Plan also contains provisions addressing the consequences of any Reorganization Event, which is defined as:

  . any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or

  . any exchange of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange transaction.

Upon the occurrence of a Reorganization Event, all outstanding options are to be assumed, or substituted for, by the acquiring or succeeding corporation. However, if the acquiring or succeeding corporation does not agree to assume, or substitute for, outstanding options, then the Board of Directors must either accelerate the options to make them fully exercisable prior to consummation of the Reorganization Event or provide for a cash out of the value of any outstanding options. Upon the occurrence of a Reorganization Event, the repurchase and other rights of the Company under each outstanding restricted stock Award will inure to the benefit of the acquiring or succeeding corporation. The Board of Directors will specify the effect of a Reorganization Event on any other Award at the time the Award is granted.

  If any Award expires or is terminated, surrendered, canceled or forfeited, the unused shares of Common Stock covered by such Award will again be available for grant under the 2001 Plan, subject, however, in the case of incentive stock options, to any limitations under the Code.

  Amendment or Termination

  No Award may be made under the 2001 Plan after April 26, 2011, but Awards previously granted may extend beyond that date. The Board of Directors may at any time amend, suspend or terminate the 2001 Plan, except that no Award designated as subject to Section 162(m) of the Code by the Board of Directors after the date of such amendment shall become exercisable, realizable or vested (to the extent such amendment was required to grant such Award) unless and until such amendment shall have been approved by the Company's stockholders.

  If Stockholders do not approve the adoption of the 2001 Plan, the 2001 Plan will not go into effect, and the Company will not grant any Awards under the 2001 Plan. In such event, the Board of Directors will consider whether to adopt alternative arrangements based on its assessment of the needs of the Company.

Federal Income Tax Consequences

  The following is a summary of the United States federal income tax consequences that generally will arise with respect to Awards granted under the 2001 Plan and with respect to the sale of Common Stock acquired under the 2001 Plan. This summary is based on the federal tax laws in effect as of the date of this proxy statement. Changes to these tax laws could alter the tax consequences described below.

  Incentive Stock Options

  In general, a participant will not recognize taxable income upon the grant or exercise of an incentive stock option. Instead, a participant will recognize taxable income with respect to an incentive stock option only upon the sale of Common Stock acquired through the exercise of the option ("ISO Stock"). The exercise of an incentive stock option, however, may subject the participant to the alternative minimum tax.

  Generally, the tax consequences of selling ISO Stock will vary with the length of time that the participant has owned the ISO Stock at the time it is sold. If the participant sells ISO Stock after having owned it for at least two years from the date the option was granted (the "Grant Date") and one year from the date the option was exercised (the "Exercise Date"), then the participant will recognize long-term capital gain in an amount equal to the excess of the sale price of the ISO Stock over the exercise price.

  If the participant sells ISO Stock for more than the exercise price through a Disqualifying Disposition, then all or a portion of the gain recognized by the participant will be ordinary compensation income and the remaining gain, if any, will be a capital gain. This capital gain will be a long-term capital gain if the participant has held the ISO Stock for more than one year prior to the date of sale.

  If a participant sells ISO Stock for less than the exercise price, then the participant will recognize capital loss in an amount equal to the excess of the exercise price over the sale price of the ISO Stock. This capital loss will be a long-term capital loss if the participant has held the ISO Stock for more than one year prior to the date of sale.

  Non-statutory Stock Options

  As in the case of an incentive stock option, a participant will not recognize taxable income upon the grant of a non-statutory stock option. Unlike the case of an incentive stock option, however, a participant who exercises a non-statutory stock option generally will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the Common Stock acquired through the exercise of the option ("NSO Stock") on the Exercise Date over the exercise price.

  With respect to any NSO Stock, a participant will have a tax basis equal to the exercise price plus any income recognized upon the exercise of the option. Upon selling NSO Stock, a participant generally will recognize capital gain or loss in an amount equal to the difference between the sale price of the NSO Stock and the participant's tax basis in the NSO Stock. This capital gain or loss will be a long-term gain or loss if the participant has held the NSO Stock for more than one year prior to the date of the sale.

  Restricted Stock Awards

  A participant will not recognize taxable income upon the grant of a restricted stock Award unless the participant makes an election under Section 83(b) of the Code (a "Section 83(b) Election"). If the participant makes a valid Section 83(b) Election within 30 days of the date of the grant, then the participant will recognize ordinary compensation income, for the year in which the Award is granted, in an amount equal to the difference between the fair market value of the Common Stock at the time the Award is granted and the purchase price paid for the Common Stock. If a valid Section 83(b) Election is not made, then the participant will recognize ordinary compensation income, at the time that the forfeiture provisions or restrictions on transfer lapse, in an amount equal to the difference between the fair market value of the Common Stock at the time of such lapse and the original purchase price paid for the Common Stock. The participant will have a tax basis in the Common Stock acquired equal to the sum of the price paid and the amount of ordinary compensation income recognized.

  Upon the disposition of the Common Stock acquired pursuant to a restricted stock Award, the participant will recognize a capital gain or loss in an amount equal to the difference between the sale price of the Common Stock and the participant's tax basis in the Common Stock. This capital gain or loss will be a long-term capital gain or loss if the shares are held for more than one year. For this purpose, the holding period shall begin just after the date on which the forfeiture provisions or restrictions lapse if a Section 83 (b) Election is not made, or just after the Award is granted if a Section 83 (b) Election is made.

  Tax Consequences to the Company

  The grant of an Award under the 2001 Plan generally will have no tax consequences to the Company. Moreover, in general, neither the exercise of an incentive stock option nor the sale of any Common Stock acquired under the 2001 Plan will have any tax consequences to the Company. The Company generally will be entitled to a business-expense deduction, however, with respect to any ordinary compensation income recognized by a participant under the 2001 Plan, including in connection with a restricted stock Award or as a result of the exercise of a non-statutory stock option or a Disqualifying Disposition. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

  PROPOSAL 5--RATIFICATION OF THE SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

  The Board of Directors has selected the firm of Arthur Andersen LLP as the Company's independent public accountants for the current year. Arthur Andersen LLP served as the Company's independent public accountants for the year ended December 31, 2000. Although stockholder approval of the Board of Directors' selection of Arthur Andersen LLP is not required by law, the Board of Directors believes that it is advisable to give stockholders an opportunity to ratify this selection. If this proposal is not approved, the Board of Directors may reconsider its selection.

  A representative of Arthur Andersen LLP is expected to be present at the meeting and will have an opportunity to make a statement if he or she desires to do so and will also be available to respond to appropriate questions from stockholders.

  The Board of Directors unanimously recommends a vote in favor of the ratification of this selection.

                                 OTHER MATTERS

Matters to be Considered at the Meeting

  The Board of Directors does not know of any other matters which may come before the Annual Meeting. However, if any other matters are properly presented at the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

Solicitation of Proxies

  The Company will bear the costs of soliciting proxies. In addition to solicitations by mail, the Company's directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, telegraph, facsimile, e-mail and personal interviews. The Company will also request that brokerage houses, custodians, nominees and fiduciaries both forward copies of the proxy material to those persons for whom they hold shares and request instructions for voting such proxies. The Company will reimburse such brokerage houses and other persons for their reasonable expenses in connection with this distribution.

Stockholder Proposals for 2002 Annual Meeting

  Proposals of stockholders intended to be presented at the 2002 Annual Meeting of Stockholders must be received by the Company at its principal offices, 27 Wormwood Street, Boston, Massachusetts 02210-1625 no later than January 9, 2002 in order to be considered for inclusion in the proxy statement for that meeting.

  If a stockholder of the Company wishes to present a proposal before the 2002 Annual Meeting of Stockholders, but does not wish to have the proposal considered for inclusion in the Company's proxy statement and proxy card, such stockholder must give written notice to the Secretary of the Company at the address noted above. The Secretary must receive such notice by March 25, 2002. If a stockholder fails to provide timely notice of a proposal to be presented at the 2002 Annual Meeting of Stockholders, the proxies designated by the Board of Directors of the Company will have discretionary authority to vote on any such proposal.

                                          By Order of the Board of Directors,

                                          Richard E. Davis, Secretary

May 9, 2001

  THE BOARD OF DIRECTORS HOPES THAT YOU WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION IS APPRECIATED. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR STOCK PERSONALLY EVEN IF YOU HAVE SENT IN YOUR PROXIES.

                                                                     APPENDIX A

                               NMT MEDICAL, INC.

                            AUDIT COMMITTEE CHARTER

I.Membership

  A. Number. The Audit Committee shall consist of at least three independent, financially literate members of the board of directors meeting the requirements set forth in Sections I.B and I.C. below.

  B. Independence. A director is independent if he or she is not an officer or employee of the Company or its subsidiaries, if he or she has no relationship which, in the opinion of the Company's board of directors, would interfere with his or her exercise of independent judgment in carrying out the responsibilities of a director, and if he or she:

    1. Has not been an employee of the Company or any affiliate of the Company in the current year or in any of the past three years;

    2. Has no immediate family member who has been employed by the Company or an affiliate of the Company in any of the past three years (an immediate family member includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in a person's home);

    3. Is not employed as an executive of an entity other than the Company having a compensation committee which includes any of the Company's executives;

    4. Did not within the last fiscal year receive from the Company or any affiliate of the Company compensation--other than benefits under a tax qualified retirement plan, compensation for director service or nondiscretionary compensation--greater than $60,000; and

    5. Has not in any of the past three years been a partner in, or controlling stockholder or executive of, a for profit business organization to which the Company made or from which the Company received payment (other than payment arising solely from investments in the Company's securities) that exceeds the greater of: (i) $200,000; or (ii) more than 5% of the Company's or business organization's consolidated gross revenues.

    Under exceptional and limited circumstances, one director who has a relationship making him or her not independent, and who is not a Company employee or an immediate family member of a Company employee, may serve on the Audit Committee if the board of directors determines that the director's membership on the Audit Committee is required by the best interests of the Company and its stockholders, and discloses in the next annual proxy statement after such determination the nature of the relationship and the reasons for the determination.

  C. Financial Literacy. Each member of the Audit Committee must be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement, or must become able to do so within a reasonable time after his or her appointment to the Audit Committee. At least one member of the Audit Committee must have past employment experience in finance or accounting, professional certification in accounting, or other comparable experience or background which result in the member having financial sophistication (such as being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities).

  D. Chairman. Unless a Chairman is elected by the board of directors, the Audit Committee shall elect a Chairman by majority vote.

II.Responsibilities of the Audit Committee

  The Audit Committee shall assist the board of directors in fulfilling their responsibilities to stockholders concerning the Company's accounting and reporting practices, and shall facilitate open communication between the Audit Committee, board of directors, outside auditors, and management. The Audit Committee shall discharge its responsibilities, and shall assess the information provided by the Company's management and the outside auditor, in accordance with its business judgment. The responsibilities set forth herein do not reflect or create any duty or obligation of the Audit Committee to plan, conduct, oversee or determine the appropriate scope of any audit, or to determine that the Company's financial statements are complete, accurate, fairly presented, or in accordance with Generally Accepted Accounting Principles or applicable law. In exercising its business judgment, the Audit Committee shall rely on the information and advice provided by the Company's management and/or its outside auditor.

  A. The Audit Committee shall review and reassess the adequacy of this charter at least annually.

  B. The outside auditor shall be accountable to the Audit Committee and the board of directors, which together shall have the ultimate authority and responsibility to nominate the outside auditor to be proposed for stockholder approval in any proxy statement, and to select, evaluate, and (where appropriate) replace the outside auditor.

  C. The Audit Committee shall ensure that they receive from the outside auditor the written disclosures and letter from the outside auditor required by Independence Standards Board Standard No. 1.

  D. The Audit Committee shall discuss with the outside auditor its independence, and shall actively engage in a dialogue with the outside auditor regarding any disclosed relationships or services that might impact the objectivity and independence of the auditor. The Audit Committee shall take, or recommend that the full board of directors take, appropriate action to oversee the independence of the outside auditor.

  E. The Audit Committee shall review and discuss with the Company's management the Company's audited financial statements.

  F. The Audit Committee shall discuss with the outside auditor the matters about which Statement on Auditing Standards No. 61 requires discussion.

  G. Based upon its discharge of its responsibilities pursuant to Sections II.C through II.F and any other information, discussion or communication that the Audit Committee in its business judgment deems relevant, the Audit Committee shall consider whether they will recommend to the board of directors that the Company's audited financial statements be included in the Company's annual reports on Forms 10-K.

  H. The Audit Committee shall prepare for inclusion where necessary in a proxy or information statement of the Company relating to an annual meeting of security holders at which directors are to be elected (or special meeting or written consents in lieu of such meeting), the report described in Item 306 of Regulation S-K.

  I. The Audit Committee shall annually inform the outside auditor, the Chief Financial Officer, the Controller, and the most senior other person, if any, responsible for the internal audit activities, that they should promptly contact the Audit Committee or its Chairman about any significant issue or disagreement concerning the Company's accounting practices or financial statements that is not resolved to their satisfaction. Where such communications are made to the Chairman, he or she shall confer with the outside auditor concerning any such communications, and shall notify the other members of the Audit Committee of any communications which the outside auditor or the Chairman in the exercise of his or her business judgment believes should be considered by the Audit Committee prior to its next scheduled meeting.

  J. The Audit Committee shall direct the outside auditor to use its best efforts to perform all reviews of interim financial information prior to disclosure by the Company of such information, and to discuss promptly with the Chairman of the Audit Committee and the Chief Financial Officer any matters identified in connection with the auditor's review of interim financial information which are required to be discussed by Statement on Auditing Standards No. 61. The Chairman of the Audit Committee shall discuss any such matters with the outside auditor, and shall notify the other members of the Audit Committee of any discussions which the outside auditor or the Chairman in the exercise of his or her business judgment believes should be considered by the Audit Committee prior to disclosure or filing of the interim financial information, or the Audit Committee's next scheduled meeting.

  K. The Audit Committee shall direct management to advise the Audit Committee in the event that the Company proposes to disclose or file interim financial information prior to completion of review by the outside auditor.

  L. The Audit Committee shall meet privately at least once per year with:
     (i) the outside auditor; (ii) the Chief Financial Officer; (iii) the Controller; and (iv) the most senior person (if any) responsible for the internal audit activities of the Company.

                                                                      APPENDIX B

                      NITINOL MEDICAL TECHNOLOGIES, INC.

               1996 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

1.       PURPOSE

         The purpose of the Nitinol Medical Technologies, Inc. 1996 Stock Option plan for Non-Employee Directors (the "Plan") is to promote the interests of Nitinol Medical Technologies, Inc. (the "Company") and its stockholders by increasing the proprietary and vested interest of non-employee directors in the growth and performance of the Company by granting such directors options to purchase shares of Common Stock, par value $.001 per share (the "Shares"), of the Company.

2.       ADMINISTRATION

         The Plan shall be administered by the Company's Board of Directors (the "Board"). Subject to the provisions of the Plan, the Board shall be authorized to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan and to make all other determinations necessary or advisable for the administration of the Plan; provided, however, that the Board shall have no discretion with respect to the selection of directors to receive options, the number of Shares subject to any such options, the purchase price thereunder or the timing of grants of options under the Plan. The determinations of the Board in the administration of the Plan, as described herein, shall be final and conclusive. The Secretary of the Company shall be authorized to implement the Plan in accordance with its terms and to take such actions of a ministerial nature as shall be necessary to effectuate the intent and purposes thereof. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware.

         It is the intention of the Company that the Plan comply in all respects with Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to the extent applicable, and in all events the Plan shall be construed in favor of its meeting the requirements of Rule 16b-3. If any Plan provision is later found not to be in compliance with such Rule, such provision shall be deemed null and void. From and after the date that the Company first registers a class of equity securities under Section 12 of the Exchange Act, no director may or sell shares received upon the exercise of an option during the six month period immediately following the grant of the option.

3.       ELIGIBILITY

         The class of individuals eligible to receive grants of options under the Plan shall be directors of the Company who are not employees of the Company or its affiliates, who do not otherwise receive compensation from the Company or its affiliates (other than compensation received solely for services rendered as a director of the Company) and who have not, within one year immediately preceding the determination of such director's eligibility, received any award under any other plan of the Company or its affiliates that entitles the participants therein to acquire stock, stock options or stock appreciation rights of the Company or its affiliates (other than any other plan under which participants' entitlements are governed by provisions meeting the requirements of Rule 16b-3(c)(2)(ii) promulgated under the Securities Exchange Act of 1934) ("Eligible Directors"). Any holder of an option granted hereunder shall hereinafter be referred to as a "Participant."

4.       SHARES SUBJECT TO THE PLAN

         Subject to adjustment as provided in Section 6, an aggregate of 150,000 Shares, as such Shares were constituted on the date of approval of the Plan by the Company's Board of Directors, shall be available for issuance upon the exercise of options granted under the Plan. The Shares deliverable upon the exercise of options may be made available from authorized but unissued Shares or treasury Shares. If any option granted under the Plan shall terminate for any reason without having been exercised, the shares subject to, but not delivered under, such option shall be available for other options.

5.       GRANT, TERMS AND CONDITIONS OF OPTIONS

         (a) Subject to approval of the Plan by the stockholders of the Company as provided in Section 9 hereof, on the date that a registration statement (the "Registration Statement") with respect to the Common Stock is declared effective by the Securities Exchange Commission (the "SEC") each Eligible Director will be granted an option hereunder to purchase 10,000 Shares. The options granted to such Eligible Directors shall be subject to vesting in equal monthly installments over a period of three years commencing with the date of grant; provided, that only whole shares may be issued pursuant to the exercise of any option.

         (b) Upon first election or appointment to the Board, each newly elected Eligible Director will be granted an option to purchase 10,000 Shares. Any such options granted to newly elected Eligible Directors shall be subject to vesting in equal monthly installments over a three year period commencing with the date of the election of such Eligible Director to the Board; provided, that only whole shares may be issued pursuant to the exercise of any option.

         (c) Immediately following each Annual Stockholders Meeting, commencing with the meeting following the close of fiscal year 1996, each Eligible Director, other than an Eligible Director first elected to the Board within the 12 months immediately preceding and including such meeting, will be granted an option to purchase 2,500 Shares as of the date of such meeting. The options granted to such Eligible Directors shall be fully vested six months after the date of grant.

         (d) The options granted will be nonstatutory stock options not intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), and shall have the following terms and conditions:

         (i) PRICE. The purchase price per Share deliverable upon the exercise of each option shall be 100% of the Fair Market Value per Share on the date the option is granted. For purposes of this Plan, Fair Market Value of the options granted pursuant to Section 5(a) hereof shall be deemed to be the initial public offering price per share of Common Stock as set forth in the final Prospectus filed with the SEC in connection with the Registration Statement, and Fair Market Value of all other options shall be the closing sales price as reported on the NASDAQ

National Market on the date in question, or, if the Shares shall not have traded on such date, the closing sales price on the first date prior thereto on which the Shares were so traded.

        (ii) PAYMENT. Payment of the purchase price shall be made in full at the time the notice of exercise of the option is delivered to the Company and shall be in cash, bank certified or cashier's check for the Shares being purchased.

        (iii) EXERCISABILITY AND TERM OF OPTIONS. Subject to any vesting requirements, options shall be exercisable in whole or in part at all times during the period beginning on the date of grant until the earlier of ten years from the date of grant and the expiration of the one year period provided in paragraph (iv) below.

        (iv) TERMINATION OF SERVICE AS ELIGIBLE DIRECTOR. Upon termination of a participant's service as a Director for any reason, all outstanding options which have become vested as of the date of termination shall be exercisable in whole or in part for a period of one year from the date upon which the participant ceases to be a Director, provided that in no event shall the options be exercisable beyond the period provided for in paragraph (iii) above.

        (v) NONTRANSFERABILITY OF OPTIONS. No option may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a participant otherwise than by will or the laws of descent and distribution, and during the lifetime of the Participant to whom an option is granted it may be exercised only by the participant or by the Participant's guardian or legal representative. Notwithstanding the foregoing, options may be transferred pursuant to a qualified domestic relations order.

        (vi) LISTING AND REGISTRATION. Each option shall be subject to the requirement that if at any time the Board shall determine, in its discretion, that the listing, registration or qualification of the Shares subject to such option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such option or the issue or purchase of Shares thereunder, no such option may be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Board.

        (vii) OPTION AGREEMENT. Each option granted hereunder shall be evidenced by an agreement with the Company which shall contain the terms and provisions set forth herein and shall otherwise be consistent with the provisions of the Plan.

6.      ADJUSTMENT OF AND CHANGES IN SHARES

        In the event of a stock split, stock dividend, subdivision or combination of the Shares or other change in corporate structure affecting the Shares, the number of Shares authorized by the Plan shall be increased or decreased proportionately, as the case may be, and the number of Shares subject to any outstanding option shall be increased or decreased proportionately, as the case may be, with appropriate corresponding adjustment in the purchase price per Share thereunder.

7.      NO RIGHTS OF STOCKHOLDERS

        Neither a Participant nor a Participant's legal representative shall be, or have any of the rights and privileges of, a shareholder of the Company in respect of any Shares purchasable upon the exercise of any option, in whole or in part, unless and until certificates for such Shares shall have been issued.

8.      PLAN AMENDMENTS

        The Plan may be amended by the Board, as it shall deem advisable or to conform to any change in any law or regulation applicable thereto; provided, that the Board may not, without the authorization and approval of stockholders of the Company: (i) increase the number of Shares which may be purchased pursuant to options hereunder, either individually or in the aggregate, except as permitted by Section 6, (ii) change the requirement of Section 5(d) that option grants be priced at Fair Market Value, except as permitted by Section 6,
(iii) modify in any respect the class of individuals who constitute Eligible Directors or (iv) materially increase the benefits accruing to Participants hereunder. The provisions of Sections 3 and/or 5 may not be amended more often than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules under either such statute.

9.      EFFECTIVE DATE AND DURATION OF PLAN

        The Plan shall become effective on the date that the Registration Statement is declared effective by the SEC so long as it is approved by the holders of a majority of the Company's outstanding shares of voting capital stock at any time within 12 months before or after the adoption of the Plan by the Board. Unless sooner terminated by the Board, the Plan shall terminate ten years from the earlier of (a) the date on which the Plan is adopted by the Board or (b) the date on which the Plan is approved by the stockholders of the Company. No option may be granted after such termination or during any suspension of the Plan. The amendment or termination of the Plan shall not, without the consent of the option holder, alter or impair any rights or obligations under any option theretofore granted under the Plan.

                               NMT MEDICAL, INC.
                                Amendment No. 1
                                      to
               1996 Stock Option Plan for Non-Employee Directors


The 1996 Stock Option Plan for Non-Employee Directors (the "Plan") of NMT Medical, Inc., is hereby amended as follows (capitalized terms used herein and not defined herein shall have the respective meaning ascribed to such terms in the Plan):

1. The first sentence of Section 4 of the Plan shall be deleted in its entirety and replaced with the following:

        "Subject to adjustment as provided in Section 6, an aggregate of 225,000 Shares, as such Shares were constituted on the date of approval of the Plan by the Company's Board of Directors, shall be available for issuance upon the exercise of options granted under the Plan."

2. The first sentence of Section 5(b) of the plan shall be deleted in its entirety and replaced with the following:

        "Upon first election or appointment to the Board, each newly elected Eligible Director will be granted an option to purchase 15,000 Shares."

3. The first sentence of Section 5(c) of the Plan shall be deleted in its entirety and replaced with the following:

        "Immediately following each Annual Stockholders Meeting, commencing with the meeting following the close of fiscal year 1996, each Eligible Director, other than an Eligible Director first elected to the Board within the 12 months immediately preceding and including such meeting, will be granted an option to purchase 5,000 Shares as of the date of such meeting."

Except as aforesaid, the Plan shall remain in full force and effect.

              Adopted by the Board of Directors on April 26, 2001

                 Approved by the Stockholders on [__________]

                                                                      APPENDIX C


                                NMT Medical, Inc.

                        2001 EMPLOYEE STOCK PURCHASE PLAN

                                 April 26, 2001

The purpose of this Plan is to provide eligible employees of NMT Medical, Inc. (the "Company") and certain of its subsidiaries with opportunities to purchase shares of the Company's common stock, $.001 par value (the "Common Stock"), commencing on June 7, 2001. One hundred and twenty-five thousand (125,000) shares of Common Stock in the aggregate have been approved for this purpose. This Plan is intended to qualify as an "employee stock purchase plan" as defined in Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations promulgated thereunder, and shall be interpreted consistent therewith.

     1.   Administration. The Plan will be administered by the Company's Board
          --------------
of Directors (the "Board") or by a Committee appointed by the Board (the "Committee"). The Board or the Committee has authority to make rules and regulations for the administration of the Plan and its interpretation and decisions with regard thereto shall be final and conclusive.

     2.   Eligibility. All employees of the Company, including Directors who are
          -----------
employees, and all employees of any subsidiary of the Company (as defined in Section 424(f) of the Code) designated by the Board or the Committee from time to time (a "Designated Subsidiary"), are eligible to participate in any one or more of the offerings of Options (as defined in Section 9) to purchase Common Stock under the Plan provided that:

               (a) they are customarily employed by the Company or a Designated Subsidiary for more than 20 hours a week and for more than five months in a calendar year; and

               (b) they have been employed by the Company or a Designated Subsidiary for at least three months prior to enrolling in the Plan; and

               (c) they are employees of the Company or a Designated Subsidiary on the first day of the applicable Plan Period (as defined below).

     No employee may be granted an option hereunder if such employee, immediately after the option is granted, owns 5% or more of the total combined voting power or value of the stock of the Company or any subsidiary. For purposes of the preceding sentence, the attribution rules of Section 424(d) of the Code shall apply in determining the stock ownership of an employee, and all stock which the employee has a contractual right to purchase shall be treated as stock owned by the employee.

     3.   Offerings. The Company will make one or more offerings ("Offerings")
          ---------
to employees to purchase stock under this Plan. Offerings will begin each April 1st and October 1st, or the first business day thereafter (the "Offering Commencement Dates"). Each Offering Commencement Date will begin a six month period (a "Plan Period") during which payroll deductions will be made and held for the purchase of Common Stock at the end of the Plan Period. The Board or the Committee may, at its discretion, choose a different Plan Period of twelve (12) months or less for subsequent Offerings. Notwithstanding anything to the contrary, the first Plan Period shall begin on the first date following the approval of the Plan by the Company's Stockholders and shall end on September 30, 2001.

     4.   Participation. An employee eligible on the Offering Commencement Date
          -------------
of any Offering may participate in such Offering by completing and forwarding a payroll deduction authorization form to the employee's appropriate payroll office at least 10 days prior to the applicable Offering Commencement Date. The form will authorize a regular payroll deduction from the Compensation received by the employee during the Plan Period. Unless an employee files a new form or withdraws from the Plan, his deductions and purchases will continue at the same rate for future Offerings under the Plan as long as the Plan remains in effect. The term "Compensation" means the amount of money reportable on the employee's Federal Income Tax Withholding Statement, excluding overtime, shift premium, incentive or bonus awards, allowances and reimbursements for expenses such as relocation allowances for travel expenses, income or gains on the exercise of Company stock options or stock appreciation rights, and similar items, whether or not shown on the employee's Federal Income Tax Withholding Statement, but including, in the case of salespersons, sales commissions to the extent determined by the Board or the Committee.

     5.   Deductions. The Company will maintain payroll deduction accounts for
          ----------
all participating employees. With respect to any Offering made under this Plan, an employee may authorize a payroll deduction in any dollar amount up to a maximum of 12% of the Compensation he or she receives during the Plan Period or such shorter period during which deductions from payroll are made. The minimum payroll deduction is such percentage of compensation as may be established from time to time by the Board or the Committee.

     No employee may be granted an Option (as defined in Section 9) which permits his rights to purchase Common Stock under this Plan and any other employee stock purchase plan (as defined in Section 423(b) of the Code) of the Company and its subsidiaries, to accrue at a rate which exceeds $25,000 of the fair market value of such Common Stock (determined at the Offering Commencement Date of the Plan Period) for each calendar year in which the Option is outstanding at any time.

     6.   Deduction Changes. An employee may decrease or discontinue his payroll
          -----------------
deduction once during any Plan Period, by filing a new payroll deduction authorization form. However, an employee may not increase his payroll deduction during a Plan Period. If an employee elects to discontinue his payroll deductions during a Plan Period, but does not elect to withdraw his funds pursuant to Section 8 hereof, funds deducted prior to his election to discontinue will be applied to the purchase of Common Stock on the Exercise Date (as defined below).

     7.   Interest. Interest will not be paid on any employee accounts, except
          --------
to the extent that the Board or the Committee, in its sole discretion, elects to credit employee accounts with interest at such per annum rate as it may from time to time determine.

     8.   Withdrawal of Funds. An employee may at any time prior to the close of
          -------------------
business on the last business day in a Plan Period and for any reason permanently draw out the balance accumulated in the employee's account and thereby withdraw from participation in an Offering. Partial withdrawals are not permitted. The employee may not begin participation again during the remainder of the Plan Period. The employee may participate in any subsequent Offering in accordance with terms and conditions established by the Board or the Committee.

     9.   Purchase of Shares. On the Offering Commencement Date of each Plan
          ------------------
Period, the Company will grant to each eligible employee who is then a participant in the Plan an option ("Option") to purchase on the last business day of such Plan Period (the "Exercise Date"), at the Option Price hereinafter provided for, the largest number of whole shares of Common Stock of the Company as does not exceed the number of shares determined by multiplying $2,083 by the number of full months in the Offering Period and dividing the result by the closing price (as defined below) on the Offering Commencement Date of such Plan Period.

     The purchase price for each share purchased will be 85% of the closing price of the Common Stock on (i) the first business day of such Plan Period or
(ii) the Exercise Date, whichever closing price shall be less. Such closing price shall be (a) the closing price on any national securities exchange on which the Common Stock is listed, (b) the closing price of the Common Stock on the Nasdaq National Market or (c) the average of the closing bid and asked prices in the over-the-counter-market, whichever is applicable, as published in The Wall Street Journal. If no sales of Common Stock were made on such a day,
-----------------------
the price of the Common Stock for purposes of clauses (a) and (b) above shall be the reported price for the next preceding day on which sales were made.

     Each employee who continues to be a participant in the Plan on the Exercise Date shall be deemed to have exercised his Option at the Option Price on such date and shall be deemed to have purchased from the Company the number of full shares of Common Stock reserved for the purpose of the Plan that his accumulated payroll deductions on such date will pay for, but not in excess of the maximum number determined in the manner set forth above.

     Any balance remaining in an employee's payroll deduction account at the end of a Plan Period will be automatically refunded to the employee, except that any balance which is less than the purchase price of one share of Common Stock will be carried forward into the employee's payroll deduction account for the following Offering, unless the employee elects not to participate in the following Offering under the Plan, in which case the balance in the employee's account shall be refunded.

     10.  Issuance of Certificates. Certificates representing shares of Common
          ------------------------
Stock purchased under the Plan may be issued only in the name of the employee, in the name of the employee and another person of legal age as joint tenants with rights of survivorship, or (in the Company's sole discretion) in the name of a brokerage firm, bank or other nominee holder designated by the employee. The Company may, in its sole discretion and in compliance with applicable laws, authorize the use of book entry registration of shares in lieu of issuing stock certificates.

     11.  Rights on Retirement, Death or Termination of Employment. In the event
          --------------------------------------------------------
of a participating employee's termination of employment prior to the last business day of a Plan Period, no payroll deduction shall be taken from any pay due and owing to an employee and the balance in the employee's account shall be paid to the employee or, in the event of the employee's death, (a) to a beneficiary previously designated in a revocable notice signed by the employee (with any spousal consent required under state law) or (b) in the absence of such a designated beneficiary, to the executor or administrator of the employee's estate or (c) if no such executor or administrator has been appointed to the knowledge of the Company, to such other person(s) as the Company may, in its discretion, designate. If, prior to the last business day of the Plan Period, the Designated Subsidiary by which an employee is employed shall cease to be a subsidiary of the Company, or if the employee is transferred to a subsidiary of the Company that is not a Designated Subsidiary, the employee shall be deemed to have terminated employment for the purposes of this Plan.

     12.  Optionees Not Stockholders. Neither the granting of an Option to an
          --------------------------
employee nor the deductions from his pay shall constitute such employee a stockholder of the shares of Common Stock covered by an Option under this Plan until such shares have been purchased by and issued to him.

     13.  Rights Not Transferable. Rights under this Plan are not transferable
          -----------------------
by a participating employee other than by will or the laws of descent and distribution, and are exercisable during the employee's lifetime only by the employee.

     14.  Application of Funds. All funds received or held by the Company under
          --------------------
this Plan may be combined with other corporate funds and may be used for any corporate purpose.

     15.  Adjustment in Case of Changes Affecting Common Stock. In the event of
          ----------------------------------------------------
a subdivision of outstanding shares of Common Stock, or the payment of a dividend in Common Stock, the number of shares approved for this Plan, and the share limitation set forth in Section 9, shall be increased proportionately, and such other adjustment shall be made as may be deemed equitable by the Board or the Committee. In the event of any other change affecting the Common Stock, such adjustment shall be made as may be deemed equitable by the Board or the Committee to give proper effect to such event.

     16.  Merger. If the Company shall at any time merge or consolidate with
          ------
another corporation and the holders of the capital stock of the Company immediately prior to such merger or consolidation continue to hold at least 80% by voting power of the capital stock of the surviving corporation ("Continuity of Control"), the holder of each Option then outstanding will thereafter be entitled to receive at the next Exercise Date upon the exercise of such Option for each share as to which such Option shall be exercised the securities or property which a holder of one share of the Common Stock was entitled to upon and at the time of such merger or consolidation, and the Board or the Committee shall take such steps in connection with such merger or consolidation as the Board or the Committee shall deem necessary to assure that the provisions of Section 15 shall thereafter be applicable, as nearly as reasonably may be, in relation to the said securities or property as to which such holder of such Option might thereafter be entitled to receive thereunder.

     In the event of a merger or consolidation of the Company with or into another corporation which does not involve Continuity of Control, or of a sale of all or substantially all of the assets of the Company while unexercised Options remain outstanding under the Plan, (a) subject to the provisions of clauses (b) and (c), after the effective date of such transaction, each holder of an outstanding Option shall be entitled, upon exercise of such Option, to receive in lieu of shares of Common Stock, shares of such stock or other securities as the holders of shares of Common Stock received pursuant to the terms of such transaction; or (b) all outstanding Options may be cancelled by the Board or the Committee as of a date prior to the effective date of any such transaction and all payroll deductions shall be paid out to the participating employees; or (c) all outstanding Options may be cancelled by the Board or the Committee as of the effective date of any such transaction, provided that notice of such cancellation shall be given to each holder of an Option, and each holder of an Option shall have the right to exercise such Option in full based on payroll deductions then credited to his account as of a date determined by the Board or the Committee, which date shall not be less than ten (10) days preceding the effective date of such transaction.

     17.  Amendment of the Plan. The Board may at any time, and from time to
          ---------------------
time, amend this Plan in any respect, except that (a) if the approval of any such amendment by the shareholders of the Company is required by Section 423 of the Code, such amendment shall not be effected without such approval, and (b) in no event may any amendment be made which would cause the Plan to fail to comply with Section 423 of the Code.

     18.  Insufficient Shares. In the event that the total number of shares of
          -------------------
Common Stock specified in elections to be purchased under any Offering plus the number of shares purchased under previous Offerings under this Plan exceeds the maximum number of shares issuable under this Plan, the Board or the Committee will allot the shares then available on a pro rata basis.

     19.  Termination of the Plan. This Plan may be terminated at any time by
          -----------------------
the Board. Upon termination of this Plan all amounts in the accounts of participating employees shall be promptly refunded.

     20.  Governmental Regulations. The Company's obligation to sell and deliver
          ------------------------
Common Stock under this Plan is subject to listing on a national stock exchange or quotation on the Nasdaq National Market (to the extent the Common Stock is then so listed or quoted) and the approval of all governmental authorities required in connection with the authorization, issuance or sale of such stock.

     21.  Governing Law. The Plan shall be governed by Delaware law except to
          -------------
the extent that such law is preempted by federal law.

     22.  Issuance of Shares. Shares may be issued upon exercise of an Option
          ------------------
from authorized but unissued Common Stock, from shares held in the treasury of the Company, or from any other proper source.

     23.  Notification upon Sale of Shares. Each employee agrees, by entering
          --------------------------------
the Plan, to promptly give the Company notice of any disposition of shares purchased under the Plan where such disposition occurs within two years after the date of grant of the Option pursuant to which such shares were purchased.

     24.  Effective Date and Approval of Shareholders. The Plan shall take
          -------------------------------------------
effect on June 7, 2001, subject to approval by the shareholders of the Company as required by Section 423 of the Code, which approval must occur within twelve months of the adoption of the Plan by the Board.

                             Adopted by the Board of Directors
                             on April 26, 2001

                             Approved by the stockholders on
                             [_________]

                                                                      APPENDIX D

                                NMT Medical, Inc.

                            2001 STOCK INCENTIVE PLAN
                            -------------------------

1.   Purpose
     -------

     The purpose of this 2001 Stock Incentive Plan (the "Plan") of NMT Medical, Inc., a Delaware corporation (the "Company"), is to advance the interests of the Company's stockholders by enhancing the Company's ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing such persons with equity ownership opportunities and performance-based incentives and thereby better aligning the interests of such persons with those of the Company's stockholders. Except where the context otherwise requires, the term "Company" shall include any of the Company's present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the "Code") and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a significant interest, as determined by the Board of Directors of the Company (the "Board").

2.   Eligibility
     -----------

     All of the Company's employees, officers, directors, consultants and advisors (and any individuals who have accepted an offer for employment) are eligible to be granted options or restricted stock awards (each, an "Award") under the Plan. Each person who has been granted an Award under the Plan shall be deemed a "Participant".

3.   Administration and Delegation
     -----------------------------

     (a)  Administration by Board of Directors. The Plan will be administered by
          ------------------------------------
the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board's sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.

     (b)  Appointment of Committees. To the extent permitted by applicable law,
          -------------------------
the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a "Committee"). All references in the Plan to the "Board" shall mean the Board or a Committee of the Board to the extent that the Board's powers or authority under the Plan have been delegated to such Committee.

4.   Stock Available for Awards
     --------------------------

     (a)  Number of Shares. Subject to adjustment under Section 7, Awards may be
          ----------------
made under the Plan for up to 500,000 shares of common stock, $.001 par value per share, of the Company (the "Common Stock"). If any Award expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right) or results in any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan, subject, however, in the case of Incentive Stock Options (as hereinafter defined), to any limitations under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

     (b)  Per-Participant Limit. Subject to adjustment under Section 7, the
          ---------------------
maximum number of shares of Common Stock with respect to which Awards may be granted to any Participant under the Plan shall be 200,000 per calendar year. The per-Participant limit described in this Section 4(b) shall be construed and applied consistently with Section 162(m) of the Code ("Section 162(m)").

5.   Stock Options
     -------------

     (a)  General. The Board may grant options to purchase Common Stock (each,
          -------
an "Option") and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. An Option which is not intended to be an Incentive Stock Option (as hereinafter defined) shall be designated a "Nonstatutory Stock Option".

     (b)  Incentive Stock Options. An Option that the Board intends to be an
          -----------------------
"incentive stock option" as defined in Section 422 of the Code (an "Incentive Stock Option") shall only be granted to employees of the Company and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) which is intended to be an Incentive Stock Option is not an Incentive Stock Option.

     (c)  Exercise Price. The Board shall establish the exercise price at the
          --------------
time each Option is granted and specify it in the applicable option agreement.

     (d)  Duration of Options. Each Option shall be exercisable at such times
          -------------------
and subject to such terms and conditions as the Board may specify in the applicable option agreement.

     (e)  Exercise of Option. Options may be exercised by delivery to the
          ------------------
Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board together with payment in full as specified in Section 5(f) for the number of shares for which the Option is exercised.

     (f)  Payment Upon Exercise. Common Stock purchased upon the exercise of an
          ---------------------
Option granted under the Plan shall be paid for as follows:

          (1)  in cash or by check, payable to the order of the Company;

          (2) except as the Board may, in its sole discretion, otherwise provide in an option agreement, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;

          (3) when the Common Stock is registered under the Securities Exchange Act of 1934 (the "Exchange Act"), by delivery of shares of Common Stock owned by the Participant valued at their fair market value as determined by (or in a manner approved by) the Board in good faith ("Fair Market Value"), provided (i) such method of payment is then permitted under applicable law and (ii) such Common Stock, if acquired directly from the Company was owned by the Participant at least six months prior to such delivery;

          (4)  to the extent permitted by the Board, in its sole discretion by
(i) delivery of a promissory note of the Participant to the Company on terms determined by the Board, or (ii) payment of such other lawful consideration as the Board may determine; or

          (5)  by any combination of the above permitted forms of payment.

     (g)  Substitute Options. In connection with a merger or consolidation of an
          ------------------
entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Options in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute Options may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Options contained in the other sections of this Section 5 or in Section 2.

6.   Restricted Stock.
     ----------------

     (a)  Grants. The Board may grant Awards entitling recipients to acquire
          ------
shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, a "Restricted Stock Award").

     (b)  Terms and Conditions. The Board shall determine the terms and
          --------------------
conditions of any such Restricted Stock Award, including the conditions for repurchase (or forfeiture) and the issue price, if any.

     (c)  Stock Certificates. Any stock certificates issued in respect of a
          ------------------
Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant's death (the "Designated Beneficiary"). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

7.   Adjustments for Changes in Common Stock and Certain Other Events
     ----------------------------------------------------------------

     (a)  Changes in Capitalization. In the event of any stock split, reverse
          -------------------------
stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a normal cash dividend, (i) the number and class of securities available under this Plan,
(ii) the per-Participant limit set forth in Section 4(b), (iii) the number and class of securities and exercise price per share subject to each outstanding Option, and (iv) the repurchase price per share subject to each outstanding Restricted Stock Award shall be appropriately adjusted by the Company (or substituted Awards may be made, if applicable) to the extent the Board shall determine, in good faith, that such an adjustment (or substitution) is necessary and appropriate. If this Section 7(a) applies and Section 7(c) also applies to any event, Section 7(c) shall be applicable to such event, and this Section 7(a) shall not be applicable.

     (b)  Liquidation or Dissolution. In the event of a proposed liquidation or
          --------------------------
dissolution of the Company, the Board shall upon written notice to the Participants provide that all then unexercised Options will (i) become exercisable in full as of a specified time at least 10 business days prior to the effective date of such liquidation or dissolution and (ii) terminate effective upon such liquidation or dissolution, except to the extent exercised before such effective date. The Board may specify the effect of a liquidation or dissolution on any Restricted Stock Award granted under the Plan at the time of the grant.

     (c)  Reorganization Events
          ---------------------

          (1)  Definition. A "Reorganization Event" shall mean: (a) any merger
               ----------
or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or (b) any exchange of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange transaction.

          (2)  Consequences of a Reorganization Event on Options. Upon the
               -------------------------------------------------
occurrence of a Reorganization Event, or the execution by the Company of any agreement with respect to a Reorganization Event, the Board shall provide that all outstanding Options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof). For purposes hereof, an Option shall be considered to be assumed if, following consummation of the Reorganization Event, the Option confers the right to purchase, for each share of Common Stock subject to the Option immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of Options to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in fair market value to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.

     Notwithstanding the foregoing, if the acquiring or succeeding corporation (or an affiliate thereof) does not agree to assume, or substitute for, such Options, then the Board shall, upon written notice to the Participants, provide that all then unexercised Options will become exercisable in full as of a specified time prior to the Reorganization Event and will terminate immediately prior to the consummation of such Reorganization Event, except to the extent exercised by the Participants before the consummation of such Reorganization Event; provided, however, that in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share of Common Stock surrendered pursuant to such Reorganization Event (the "Acquisition Price"), then the Board may instead provide that all outstanding Options shall terminate upon consummation of such Reorganization Event and that each Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (A) the Acquisition Price multiplied by the number of shares of Common Stock subject to such outstanding Options (whether or not then exercisable), exceeds (B) the aggregate exercise price of such Options. To the extent all or any portion of an Option becomes exercisable solely as a result of the first sentence of this paragraph, upon exercise of such Option the Participant shall receive shares subject to a right of repurchase by the Company or its successor at the Option exercise price. Such repurchase right (1) shall lapse at the same rate as the Option would have become exercisable under its terms and (2) shall not apply to any shares subject to the Option that were exercisable under its terms without regard to the first sentence of this paragraph.

          (3)  Consequences of a Reorganization Event on Restricted Stock
               ----------------------------------------------------------
Awards. Upon the occurrence of a Reorganization Event, the repurchase and other
------
rights of the Company under each outstanding Restricted Stock Award shall inure to the benefit of the Company's successor and shall apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to the Common Stock subject to such Restricted Stock Award.

8.   General Provisions Applicable to Awards
     ---------------------------------------

     (a)  Transferability of Awards. Except as the Board may otherwise determine
          -------------------------
or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

     (b)  Documentation. Each Award shall be evidenced in such form (written,
          -------------
electronic or otherwise) as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

     (c)  Board Discretion. Except as otherwise provided by the Plan, each Award
          ----------------
may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

     (d)  Termination of Status. The Board shall determine the effect on an
          ---------------------
Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, the Participant's legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award.

     (e)  Withholding. Each Participant shall pay to the Company, or make
          -----------
provision satisfactory to the Board for payment of, any taxes required by law to be withheld in connection with Awards to such Participant no later than the date of the event creating the tax liability. Except as the Board may otherwise provide in an Award, when the Common Stock is registered under the Exchange Act, Participants may satisfy such tax obligations in whole or in part by delivery of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value; provided, however, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company's minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

     (f)  Amendment of Award. The Board may amend, modify or terminate any
          ------------------
outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

     (g)  Conditions on Delivery of Stock. The Company will not be obligated to
          -------------------------------
deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company's counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

     (h)  Acceleration. The Board may at any time provide that any Award shall
          ------------
become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

9.   Miscellaneous
     -------------

     (a)  No Right To Employment or Other Status. No person shall have any claim
          --------------------------------------
or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

     (b)  No Rights As Stockholder. Subject to the provisions of the applicable
          ------------------------
Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares. Notwithstanding the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to such Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

     (c)  Effective Date and Term of Plan. The Plan shall become effective on
          -------------------------------
the date on which it is adopted by the Board, but no Award granted to a Participant that is intended to comply with Section 162(m) shall become exercisable, vested or realizable, as applicable to such Award, unless and until the Plan has been approved by the Company's stockholders to the extent stockholder approval is required by Section 162(m) in the manner required under
Section 162(m) (including the vote required under Section 162(m)). No Awards shall be granted under the Plan after the completion of ten years from the earlier of (i) the date on which the Plan was adopted by the Board or (ii) the date the Plan was approved by the Company's stockholders, but Awards previously granted may extend beyond that date.

     (d)  Amendment of Plan. The Board may amend, suspend or terminate the Plan
          -----------------
or any portion thereof at any time, provided that to the extent required by
Section 162(m), no Award granted to a Participant that is intended to comply with Section 162(m) after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Award, unless and until such amendment shall have been approved by the Company's stockholders if required by
Section 162(m) (including the vote required under Section 162(m)).

     (e)  Governing Law. The provisions of the Plan and all Awards made
          -------------
hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law.

                                           Adopted by the Board of Directors
                                           on April 26, 2001

                                           Approved by the stockholders
                                           on [____________]

                                                                      Appendix E

                               NMT MEDICAL, INC.
                 ANNUAL MEETING OF STOCKHOLDERS - JUNE 7, 2001
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned, revoking all prior proxies, hereby appoints John E. Ahern and Richard E. Davis, and each of them, with power of substitution and revocation, as Proxies to represent and vote as designated hereon all the shares of stock of NMT MEDICAL, INC. (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at the World Trade Center, 164 Northern Avenue, Boston, Massachusetts 02210, on Thursday, June 7, 2001 at 1:30 p.m., Boston, Massachusetts time, and at any adjournment thereof.

        PLEASE FILL IN, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED
                         POSTAGE-PAID RETURN ENVELOPE.

(continued and to be signed on the reverse side)                SEE REVERSE SIDE

                        Please date, sign and mail your
                     proxy card back as soon as possible!

                        Annual Meeting of Stockholders
                               NMT MEDICAL, INC.

                                 June 7, 2001



                Please Detach and Mail in the Envelope Provided


A [X]  Please mark your votes
       as in this example using
       dark ink only.

                                    FOR all the
                                      nominees
                                    listed at right        WITHHOLD authority
                                 (except as marked to   to vote for all nominees
                                  the contrary below)        listed at right       Nominees:
PROPOSAL 1 -
    Election of                           [ ]                      [ ]                 John E. Ahern
    Directors:                                                                         Robert G. Brown
                                                                                       Cheryl L. Clarkson
                                                                                       R. John Fletcher
                                                                                       James E. Lock, M.D.
                                                                                       Francis J. Martin
                                                                                       Morris Simon, M.D
INSTRUCTIONS:  TO WITHHOLD AUTHORITY TO
VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A
LINE THROUGH THAT NOMINEE'S NAME AT RIGHT.

                                                                            FOR            AGAINST         ABSTAIN
PROPOSAL 2 -
    To amend the Company's 1996 Stock Option Plan for Non-Employee          [ ]              [ ]               [ ]
    Directors to (i) increase the number of shares of Common Stock authorized for issuance thereunder from 150,000 to 225,000 shares; (ii) increase the number of shares underlying each option granted thereunder to newly elected directors from 10,000 to 15,000 shares and (iii) increase the number of shares
    underlying each option granted thereunder following an annual meeting of stockholders from 2,500 to 5,000 shares.


                                                                            FOR            AGAINST         ABSTAIN
PROPOSAL 3 -
    To approve the Company's 2001 Employee Stock Purchase Plan:             [ ]              [ ]               [ ]


                                                                            FOR            AGAINST         ABSTAIN
PROPOSAL 4 -
    To approve the Company's 2001 Stock Incentive Plan.                     [ ]              [ ]               [ ]


                                                                            FOR            AGAINST         ABSTAIN
PROPOSAL 5 -
    To ratify the appointment of Arthur Andersen LLP as the                 [ ]              [ ]             [ ]
    Company's independent public accountants for the fiscal year.




IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

The Board of Directors recommends a vote FOR the election of the nominees and FOR proposals 2, 3, 4, and 5.

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AND FOR PROPOSALS 2, 3, 4 AND 5.



SIGNATURE OF STOCKHOLDER                                 Date:           , 2001
                         ------------------------------       -----------



Note: Please sign exactly as name appears on this proxy, indicating, where proper, official position or representative capacity. If the stock is registered in the names of two or more persons, each should sign. When signing as an executor, administrator, trustee, guardian or attorney, please give full title of such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in full partnership name by an authorized person.